                                     Rule 497(c) File Nos. 33-5819 and 811-5034

PROSPECTUS

July 12, 2001

SALOMON BROTHERS
NATIONAL TAX FREE INCOME FUND
CALIFORNIA TAX FREE INCOME FUND
NEW YORK TAX FREE INCOME FUND


The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

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CONTENTS
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Fund goals, strategies and risks
    National Tax Free Income Fund .....................................      2
    California Tax Free Income Fund ...................................      7
    New York Tax Free Income Fund .....................................     13
More on the funds' investments ........................................     18
Management ............................................................     21
Choosing a share class to buy .........................................     21
Buying shares and exchanging shares ...................................     26
Redeeming shares ......................................................     29
Other things to know about share transactions .........................     31
Dividends, distributions and taxes ....................................     32
Financial highlights ..................................................     34

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

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FUND GOALS, STRATEGIES AND RISKS
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NATIONAL TAX FREE INCOME FUND
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INVESTMENT OBJECTIVE       The fund's goal is to generate high levels
                           of current income exempt from federal income taxes
                           and preserve the value of its shareholders'
                           investment.
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PRINCIPAL                  The fund invests primarily in investment grade
INVESTMENT                 municipal obligations issued by a variety of states
STRATEGY                   and localities. Municipal obligations are debt
                           securities issued by states, cities, towns and other public entities and qualifying issuers. The interest paid on these debt securities is free from federal income tax.

                           Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal income taxes including the federal alternative minimum tax. These may include obligations of Puerto Rico and other U.S. territories.

                           The fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. When acceptable municipal obligations are not available, the fund may also invest in short-term debt securities that pay interest that is subject to federal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the fund's net assets will be invested in debt securities that pay interest subject to federal income tax, including the federal alternative minimum tax.

                           Although the fund also seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.

                           The fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.

                           MATURITY: The fund is permitted to invest in bonds
                           with any maturity. However, the fund's
                           dollar-weighted average maturity is normally expected
                           to be in a long-term range (between 10 and 30 years).
                           For strategic purposes, however, the fund may invest
                           so that the dollar-weighted average maturity of the
                           securities held by the fund is under 10 years.
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HOW THE MANAGER SELECTS    The fund is managed using a combination of
THE FUND'S INVESTMENTS     qualitative and quantitative analysis. The portfolio
                           managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions throughout the United
                           States. Then the portfolio managers compare specific regions and sectors to identify broad segments of the municipal market poised to benefit in this environment. The portfolio managers also closely study the yields and other characteristics of specific issues to identify attractive opportunities.
                           The portfolio managers use a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The portfolio managers use this same approach when deciding which securities to sell.
                           Securities are sold when the fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the fund's goals.

PRINCIPAL RISKS            As with any mutual fund, you may lose money if you
OF INVESTING IN            invest in the fund. The fund's principal risks are:
THE FUND

                           NON-DIVERSIFIED FUND. The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The fund also may invest 25% or more of its assets in securities of issuers who are located in the same state, that derive income from similar projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

                           MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for municipal obligations. The fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.

                           REVENUE OBLIGATION RISK. The fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the fund's revenue obligations.

                           MUNICIPAL LEASE OBLIGATIONS. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

                           INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund's share price to go down.

                           INCOME RISK. If interest rates decline, the amount of income paid to you by the fund as dividends may also decline.

                           CREDIT RISK. Some issuers may not make payments on debt securities held by the fund. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the fund. If the credit quality of a security deteriorates below investment grade, the fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the fund to value and sell.

                           PORTFOLIO SELECTION. The success of the fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

                           PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The fund may not be able to reinvest that principal at attractive rates, reducing income to the fund, and the fund may lose any premium paid. The fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

                           FUTURES CONTRACTS. Futures contracts are a common form of derivative. The fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the fund's share price to go down. In addition, the fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the manager's ability to accurately predict interest rate movements and the availability of liquid markets. If the manager's predictions are wrong, the fund could suffer greater losses than if it had not used futures contracts.

                           PARTICIPATION INTERESTS. The fund's investments in participation interests are subject to the risk that the fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

                           ZERO COUPON OBLIGATIONS. Certain debt securities purchased by the fund may be zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for fund investors.

PERFORMANCE                The chart and table below provide an indication of
                           the risks of investing in the fund by showing changes in performance from year to year and by comparing annual total returns for the periods shown to that of the Lehman Municipal 4 Years Plus Bond Index, a broad-based unmanaged index. The bar chart shows the performance of the fund's Class A shares for each of the calendar years indicated. Class B, 2, and O shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                           In both the chart and the performance table below, the returns shown are for periods before the creation of Class B, 2 and O shares on July 12, 2001. All outstanding fund shares were designated Class A shares on that date. Prior to that date, fund shares were sold without a sales charge. The returns in the table, but not the chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A and Class 2 shares, and the maximum deferred sales charge currently applicable to Class B and Class 2 shares.

                           Class B, Class 2, and Class O shares are newly offered. Class B and Class 2 share performance for the period before those classes were offered would have been lower than that shown for Class A shares because of higher fund expenses and the effects of the deferred sales charge. Class O share performance for the period before that class was offered would have been higher than that shown for Class A shares because Class O shares generally have lower fund expenses and are sold without a sales charge.

                           The fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the fund's performance may go down.

                           Past performance does not necessarily indicate how the fund will perform in the future.

                                 % Total Return

QUARTERLY RETURNS:
Highest: 5.12% in            1996                       3.31%
4th quarter 2000;            1997                      11.45%
Lowest: -2.59% in            1998                      10.05%
2nd quarter 1999             1999                      -3.86%
                             2000                      12.10%

                           Year to date performance as of 6/30/01: 2.07%

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PERFORMANCE TABLE

THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

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AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
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                                                                 SINCE FUND
CLASS                                          1 YEAR   5 YEARS   INCEPTION*

Class A                                         6.77%    5.40%      6.42%
Class B                                         7.10%    6.27%      7.39%

Class 2                                         9.98%    6.22%      7.19%
Class O                                        12.10%    6.43%      7.39%

Lehman Municipal 4 Years Plus Bond Index       12.40%    5.95%       **

 *The fund inception date is August 17, 1995.
**Information for this period is not available.

COMPARATIVE PERFORMANCE

The table indicates the risk of investing in the fund by comparing the average annual total return of each class for the periods shown to that of the Lehman Municipal 4 Years Plus Bond Index, a broad measure of market performance.

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FEE TABLE

SHAREHOLDER FEES (PAID DIRECTLY FROM
YOUR INVESTMENT)                          CLASS A  CLASS B  CLASS 2  CLASS O

Maximum sales charge on purchases          4.75%*   None     1.00%    None

Maximum deferred sales charge
on redemptions                            None**    5.00%    1.00%    None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fees                            0.50%    0.50%    0.50%    0.50%
Distribution and service (12b-1) fee       0.25%    1.00%    0.75%    None
Other expenses***                          0.32%    0.32%    0.32%    0.32%
Total annual fund operating expenses***    1.07%    1.82%    1.57%    0.82%

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower.

 **You do not pay an initial sales charge when you buy $1 million or more of Class A shares, but if you redeem those shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

***Because Class B, Class 2, and Class O shares are newly offered, "Other expenses" have been estimated based on expenses incurred by Class A shares.

FEES AND EXPENSES

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager voluntarily agreed to waive its management fee and reimbursed certain expenses for the fiscal year ended December 31, 2000, the actual total operating expenses, based on current fees and expenses, for each class were (in the case of Class A shares) or would have been (in the case of Class B, 2, and O shares):

Class A: 0.75%

Class B: 1.50%

Class 2: 1.25%

Class O: 0.50%

The manager may discontinue this waiver and reimbursement at any time.

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 EXAMPLE

NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR  3 YEARS  5 YEARS  10 YEARS

Your costs would be

Class A                                    $579    $799    $1,037    $1,719
Class B (redemption at end of period)      $685    $873    $1,085    $1,655

Class B (no redemption)                    $185    $573    $  985    $1,655
Class 2 (redemption at end of period)      $358    $591    $  947    $1,949

Class 2 (no redemption)                    $258    $591    $  947    $1,949
Class O                                    $ 82    $262    $  455    $1,014

The example assumes:

o You invest $10,000 for the period shown

o You reinvest all distributions and dividends without a sales charge

o The fund's operating expenses remain the same

o Your investment has a 5% return each year

o Redemption of your shares at the end of the period (unless otherwise indicated)

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

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CALIFORNIA TAX FREE INCOME FUND

INVESTMENT OBJECTIVE       The fund's goal is to generate high levels of current
                           income exempt from federal and California State
                           personal income taxes and preserve the value of its
                           shareholders' investment.
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PRINCIPAL INVESTMENT       The fund invests primarily in investment grade
STRATEGY                   California municipal obligations which are municipal
                           obligations that pay interest that is exempt from federal as well as California personal income tax.
                           Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. Under normal market conditions, the fund invests at least 65% of its assets in these California municipal obligations. Issuers of these securities are usually located in California, but the securities can also be issued by Puerto Rico and other U.S. territories. Interest on these obligations is also exempt from the federal alternative minimum tax.

                           When acceptable California municipal obligations are not available, the fund may purchase other municipal obligations. The interest on these securities may be subject to California State personal income taxes. The fund may also invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. However, under normal market conditions, the fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax.

                           The fund may also invest in short-term debt securities that pay interest that is subject to federal and California State personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the fund's net assets will be invested in debt securities that pay interest subject to federal income tax including the federal alternative minimum tax.

                           The fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.

                           MATURITY: The fund is permitted to invest in bonds with any maturity. However, the fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the average dollar-weighted maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------

HOW THE MANAGER SELECTS    The fund is managed by employing a combination of
THE FUND'S INVESTMENTS     qualitative and quantitative analysis. The portfolio
                           managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on California. Given this information, the portfolio managers develop expectations for the performance of short-, intermediate- and long-term bonds although they generally make only modest adjustments to reflect their interest rate expectations. The portfolio managers seek to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the fund's goals.

PRINCIPAL RISKS OF         As with any mutual fund, you may lose money if you
INVESTING IN THE FUND      invest in the fund. The fund's principal risks are:

                           NON-DIVERSIFIED FUND. The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

                           CALIFORNIA MUNICIPAL OBLIGATIONS. The fund invests a high percentage of its assets in municipal obligations of issuers located in California. As a result, the fund is more exposed to events that adversely affect issuers in California, and the fund has more risk than a broadly diversified fund.

                           You should be aware that California has experienced difficulties in recent years and could do so again in the future. As of the date of this prospectus, California is facing a severe energy problem. This problem could persist. Disruptions in energy supply, and costs of addressing the energy problem, could adversely affect California's economy. These issues could cause the fund to lose money. If the fund has difficulty finding high quality California municipal obligations to purchase, the amount of the fund's income that is subject to California taxes could increase.

                           MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for California municipal obligations. The fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.

                           REVENUE OBLIGATION RISK. The fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the fund's revenue obligations.

                           MUNICIPAL LEASE OBLIGATIONS. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

                           INTEREST RATE RISK. In general, the prices of municipal securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund's share price to go down.

                           INCOME RISK. If interest rates decline, the amount of income paid to you by the fund as dividends may also decline.

                           CREDIT RISK. Some issuers may not make payments on debt securities held by the fund. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the fund. If the credit quality of a security deteriorates below investment grade, the fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the fund to value and sell.

                           PORTFOLIO SELECTION. The success of the fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

                           PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The fund may not be able to reinvest that principal at attractive rates, reducing income to the fund, and the fund may lose any premium paid. The fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

                           FUTURES CONTRACTS. Futures contracts are a common form of derivative. The fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the fund's share price to go down. In addition, the fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the manager's ability to accurately predict interest rate movements and the availability of liquid markets. If the manager's predictions are wrong, the fund could suffer greater losses than if it had not used futures contracts.

                           PARTICIPATION INTERESTS. The fund's investments in participation interests are subject to the risk that the fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

                           ZERO COUPON OBLIGATIONS. Certain debt securities purchased by the fund may be zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for fund investors.

PERFORMANCE                The chart and table below provide an indication of
                           the risks of investing in the fund by showing changes in performance from year to year and by comparing annual total returns for the periods shown to that of the Lehman California 4 Years Plus Index, a broad-based unmanaged index. The bar chart shows the performance of the fund's Class A shares for each of the calendar years indicated. Class B, 2, and O shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                           In both the chart and the performance table below, the returns shown are for periods before the creation of Class B, 2 and O shares on July 12, 2001. All outstanding fund shares were designated Class A shares on that date. Prior to that date, fund shares were sold without a sales charge. The returns in the table, but not the chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A and Class 2 shares, and the maximum deferred sales charge currently applicable to Class B and Class 2 shares.

                           Class B, Class 2, and Class O shares are newly offered. Class B and Class 2 share performance for the period before those classes were offered would have been lower than that shown for Class A shares because of higher fund expenses and the effects of the deferred sales charge. Class O share performance for the period before that class was offered would have been higher than that shown for Class A shares because Class O shares generally have lower fund expenses and are sold without a sales charge.

                           The fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the fund's performance may go down.

                           Past performance does not necessarily indicate how the fund will perform in the future.

                                    % Total Return
QUARTERLY RETURNS:
Highest: 4.96% in
4th quarter 2000;              1999             -2.54%
Lowest: -2.97% in              2000             14.33%
2nd quarter 1999
                           Year to date performance as of 6/30/01: 0.81%

--------------------------------------------------------------------------------
PERFORMANCE TABLE

THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                                                                 SINCE FUND
CLASS                                                   1 YEAR   INCEPTION*

  A                                                      8.89%      3.36%
  B                                                      9.33%      3.96%

  2                                                     12.18%      4.84%
  O                                                     14.33%      5.71%

Lehman California 4 Years Plus Index                    13.47%       **

 *The fund inception date is November 2, 1998.
**Information for this period is not available.

COMPARATIVE PERFORMANCE

The table indicates the risk of investing in the fund by comparing the average annual total return of each class for the periods shown to that of the Lehman California 4 Years Plus Index, a broad measure of market performance.

------------------------------------------------------------------------------

FEE TABLE

SHAREHOLDER FEES (PAID DIRECTLY FROM
YOUR INVESTMENT)                          CLASS A  CLASS B  CLASS 2  CLASS O

Maximum sales charge on purchases          4.75%*   None     1.00%    None
Maximum deferred sales charge
 on redemptions                           None**    5.00%    1.00%    None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fees                            0.50%    0.50%    0.50%    0.50%
Distribution and service (12b-1) fee       0.25%    1.00%    0.75%    None
Other expenses***                          0.66%    0.66%    0.66%    0.66%
Total annual fund operating expenses***    1.41%    2.16%    1.91%    1.16%

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower.

 **You do not pay an initial sales charge when you buy $1 million or more of Class A shares, but if you redeem those shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

***Because Class B, Class 2, and Class O shares are newly offered, "Other expenses" have been estimated based on expenses incurred by Class A shares.

FEES AND EXPENSES

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager voluntarily agreed to waive its management fee and reimbursed certain expenses for the fiscal year ended December 31, 2000, the actual total operating expenses, based on current fees and expenses, for each class were (in the case of Class A shares) or would have been (in the case of Class B, 2, and O shares):

 Class A: 0.80%

 Class B: 1.55%

 Class 2: 1.30%

 Class O: 0.55%

The manager may discontinue this waiver and reimbursement at any time.

--------------------------------------------------------------------------------
EXAMPLE

NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR  3 YEARS  5 YEARS  10 YEARS
Your costs would be

Class A                                    $612    $900    $1,209    $2,086
Class B (redemption at end of period)      $719    $976    $1,259    $1,937

Class B (no redemption)                    $219    $676    $1,159    $1,937
Class 2 (redemption at end of period)      $392    $694    $1,121    $2,310

Class 2 (no redemption)                    $292    $694    $1,121    $2,310

Class O                                    $116    $368    $  638    $1,409

The example assumes:  o  You invest $10,000 for the period shown

                      o You reinvest all distributions and dividends without a sales charge

                      o  The fund's operating expenses remain the same

                      o  Your investment has a 5% return each year

                      o Redemption of your shares at the end of the period (unless otherwise indicated)

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

NEW YORK TAX FREE INCOME FUND

INVESTMENT OBJECTIVE       The fund's goal is to generate high levels of current
                           income exempt from federal, New York State and New
                           York City personal income taxes and preserve the
                           value of its shareholders' investment.
-------------------------------------------------------------------------------
PRINCIPAL                  The fund invests primarily in investment grade New
INVESTMENT                 York municipal obligations which are municipal
STRATEGY                   obligations that pay interest that is exempt from
                           federal as well as New York State and New York City personal income tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. Under normal market conditions, the fund invests at least 80% of its assets in these New York municipal obligations.
                           Issuers of these securities are usually located in New York, but the securities can also be issued by Puerto Rico and other U.S. territories. Interest on these obligations is also exempt from the federal alternative minimum tax. When acceptable New York municipal obligations are not available, the fund may purchase other municipal obligations. The interest on these securities may be subject to New York State or City personal income taxes. The fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax.

                           The fund may also invest in short-term debt securities that pay interest that is subject to federal, New York State and New York City personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the fund's net assets will be invested in debt securities that pay interest subject to federal income tax, including the federal alternative minimum tax, or New York State or New York City personal income taxes.

                           The fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.

                           MATURITY: The fund is permitted to invest in bonds
                           with any maturity. However, the fund's
                           dollar-weighted average maturity is normally expected
                           to be in a long-term range (between 10 and 30 years).
                           For strategic purposes, however, the fund may invest
                           so that the dollar-weighted average maturity of the
                           securities held by the fund is under 10 years.
--------------------------------------------------------------------------------
HOW THE MANAGER SELECTS    The fund is managed with a combination of qualitative
THE FUND'S INVESTMENTS     and quantitative analysis. The portfolio managers
                           decide which securities to purchase by first
                           developing an interest rate forecast and analysis of
                           general economic conditions for the United States as
                           a whole, with a particular focus on the New York
                           area. Given this information, the portfolio managers
                           develop expectations for the performance of short-,
                           intermediate- and long-term bonds although they
                           generally make only modest adjustments to reflect
                           their interest rate expectations. The portfolio
                           managers seek to add value by investing in a range of
                           municipal bonds, representing different market
                           sectors, structures and maturities. The portfolio
                           managers use this same approach when deciding which
                           securities to sell. Securities are sold when the fund
                           needs cash to meet redemptions, or when the managers
                           believe that better opportunities exist or that the
                           security no longer fits within the managers' overall
                           strategies for achieving the fund's goals.
--------------------------------------------------------------------------------
PRINCIPAL RISKS            As with any mutual fund, you may lose money if you
OF INVESTING IN            invest in the fund. The fund's principal risks are:
THE FUND

                           NON-DIVERSIFIED FUND. The fund is a non-diversified mutual fund. This means that the fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

                           NEW YORK MUNICIPAL OBLIGATIONS. The fund invests a high percentage of its assets in municipal obligations of issuers located in New York. As a result, the fund is more exposed to events that adversely affect issuers in New York, and the fund has more risk than a broadly diversified fund.

                           You should be aware that New York has experienced difficulties in recent years and could do so again in the future. New York City is the nation's leading center of banking and finance and, as a result, the finance, insurance and real estate sector is far more important to the State's economy than to the national economy. During the 1990-91 recession and subsequent post-recession period, the State's economy suffered heavier damages than the nation as a whole and, consequently, was slower to recover. To the extent that the recent downturn in the financial markets persists, the State may face disproportionately adverse impacts, given the prominence of these markets in the State's economy. These difficulties could cause the fund to lose money. If the fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the fund's income that is subject to New York taxes could increase.

                           MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for New York municipal obligations. The fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.

                           REVENUE OBLIGATION RISK. The fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the fund's revenue obligations.

                           MUNICIPAL LEASE OBLIGATIONS. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

                           INTEREST RATE RISK. In general, the prices of municipal securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund's share price to go down.

                           INCOME RISK. If interest rates decline, the amount of income paid to you by the fund as dividends may also decline.

                           CREDIT RISK. Some issuers may not make payments on debt securities held by the fund. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the fund. If the credit quality of a security deteriorates below investment grade, the fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the fund to value and sell.

                           PORTFOLIO SELECTION. The success of the fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

                           PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The fund may not be able to reinvest that principal at attractive rates, reducing income to the fund, and the fund may lose any premium paid. The fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

                           FUTURES CONTRACTS. Futures contracts are a common form of derivative. The fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the fund's share price to go down. In addition, the fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the manager's ability to accurately predict interest rate movements and the availability of liquid markets. If the manager's predictions are wrong, the fund could suffer greater losses than if it had not used futures contracts.

                           PARTICIPATION INTERESTS. The fund's investments in participation interests are subject to the risk that the fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

                           ZERO COUPON OBLIGATIONS. Certain debt securities
                           purchased by the fund may be zero coupon obligations.
                           Zero coupon obligations pay no current interest. As a
                           result, their prices tend to be more volatile than
                           those of securities that offer regular payments of
                           interest. This makes the fund's share price more
                           volatile. In order to pay cash distributions
                           representing income on zero coupon obligations, the
                           fund may have to sell other securities on unfavorable
                           terms. These sales may generate taxable gains for
                           fund investors.
PERFORMANCE                The chart and table below provide an indication of
                           the risks of investing in the fund by showing changes in performance from year to year and by comparing annual total returns for the periods shown to that of the Lehman Municipal Bond Index, a broad-based unmanaged index. The bar chart shows the performance of the fund's Class A shares for each of the calendar years indicated. Class B, 2, and O shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                           In both the chart and the performance table below, the returns shown are for periods before the creation of Class B, 2 and O shares on July 12, 2001. All outstanding fund shares were designated Class A shares on that date. Prior to that date, fund shares were sold without a sales charge. The returns in the table, but not the chart, have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A and Class 2 shares, and the maximum deferred sales charge currently applicable to Class B and Class 2 shares.

                           Class B, Class 2, and Class O shares are newly offered. Class B and Class 2 share performance for the period before those classes were offered would have been lower than that shown for Class A shares because of higher fund expenses and the effects of the deferred sales charge. Class O share performance for the period before that class was offered would have been higher than that shown for Class A shares because Class O shares generally have lower fund expenses and are sold without a sales charge.

                           The fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the fund's performance may go down.

                           Past performance does not necessarily indicate how the fund will perform in the future.

                               % Total Return
QUARTERLY RETURNS:
Highest: 6.98% in 1st      1991              12.34%
quarter 1995;              1992               7.86%
                           1993              12.03%
Lowest: -5.98% in 1st      1994              -7.47%
quarter 1994               1995              17.89%
                           1996               3.01%
                           1997               9.62%
                           1998               6.89%
                           1999              -3.73%
                           2000              11.55%

                  Year to date performance as of 6/30/01: 2.29%

-------------------------------------------------------------------------------
PERFORMANCE TABLE

THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

CLASS                                          1 YEAR   5 YEARS   10 YEARS

  A                                             6.25%    4.30%      6.22%
  B                                             6.55%    5.16%      6.74%

  2                                             9.43%    5.11%      6.63%
  O                                            11.55%    5.32%      6.74%

Lehman Municipal Bond Index                    11.68%    5.84%      7.32%

COMPARATIVE PERFORMANCE

The table indicates the risk of investing in the fund by comparing the average annual total return of each class for the periods shown to that of the Lehman Municipal Bond Index, a broad measure of market performance.

--------------------------------------------------------------------------------
FEE TABLE

SHAREHOLDER FEES (PAID DIRECTLY FROM
YOUR INVESTMENT)                          CLASS A  CLASS B  CLASS 2  CLASS O

Maximum sales charge on purchases          4.75%*   None     1.00%    None
Maximum deferred sales charge
 on redemptions                            None**   5.00%    1.00%    None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)

Management fees                            0.50%    0.50%    0.50%    0.50%
Distribution and service (12b-1) fee       0.25%    1.00%    0.75%    None
Other expenses***                          0.13%    0.13%    0.13%    0.13%
Total annual fund operating expenses***    0.88%    1.63%    1.38%    0.63%

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower.
 **You do not pay an initial sales charge when you buy $1 million or more of Class A shares, but if you redeem those shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
***Because Class B, Class 2, and Class O shares are newly offered, "Other expenses" have been estimated based on expenses incurred by Class A shares.

FEES AND EXPENSES

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager voluntarily agreed to waive its management fee and reimbursed certain expenses for the fiscal year ended December 31, 2000, the actual total operating expenses, based on current fees and expenses, for each class were (in the case of Class A shares) or would have been (in the case of Class B, 2, and O shares):

Class A: 0.80%

Class B: 1.55%

Class 2: 1.30%

Class O: 0.55%

The manager may discontinue this waiver and reimbursement at any time.

------------------------------------------------------------------------------
 EXAMPLE

NUMBER OF YEARS YOU OWN YOUR SHARES       1 YEAR  3 YEARS  5 YEARS  10 YEARS

Your costs would be

Class A                                    $561    $742     $939     $1,508
Class B (redemption at end of period)      $666    $814     $987     $1,493

Class B (no redemption)                    $166    $514     $887     $1,493
Class 2 (redemption at end of period)      $339    $533     $848     $1,741

Class 2 (no redemption)                    $239    $533     $848     $1,741
Class O                                    $ 63    $202     $351     $  786

The example assumes:  o  You invest $10,000 for the period shown

                      o You reinvest all distributions and dividends without a sales charge

                      o  The fund's operating expenses remain the same

                      o  Your investment has a 5% return each year

                      o Redemption of your shares at the end of the period (unless otherwise indicated)

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

MORE ON THE FUNDS' INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
-------------------------------------------------------------------------------
Each fund's investment objective and its principal investment strategies and risks are described under "Fund Goals, Strategies and Risks."

This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (SAI). However, the funds may not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Each fund's goal may be changed without shareholder approval. Of course, there can be no assurance that a fund will achieve its goal.

Any policy or limitation for a fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

Each fund invests without limit in different types of municipal obligations, including general obligation securities (which are backed by the full faith, credit and taxing power of the issuer), revenue securities (which are payable only from revenues from a specific project or another revenue source), private activity bonds, industrial revenue bonds and municipal lease obligations. Each fund also may invest in participation interests in municipal obligations that are issued by banks and other financial institutions and in variable rate demand notes. Although each fund is non- diversified, it seeks to limit its exposure to the housing, electrical utilities and hospital sectors by restricting its investment in any one of these sectors to 25% of its assets. More information on municipal obligations appears in "Municipal Obligations" below.

The manager seeks to minimize each fund's exposure to the risk of default by investing in debt securities that are:

o Investment grade at the time of purchase, or

o Issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or

o Obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets.

Each fund may invest in the following investments and use the following strategies:
-------------------------------------------------------------------------------
STAND-BY COMMITMENTS AND  Each fund may purchase municipal obligations under
WHEN-ISSUED SECURITIES    arrangements (called stand-by commitments) where it
                          can sell the securities at an agreed-upon price and
                          date under certain circumstances. Each fund can also
                          purchase securities under arrangements (called
                          when-issued or forward-delivery basis) where the
                          securities will not be delivered immediately. A fund
                          will set aside the assets to pay for these securities
                          at the time of the agreement.
-------------------------------------------------------------------------------
BOND INSURANCE             Certain securities held by one or more of the funds
                           may be covered by municipal bond insurance, in which
                           case an insurer may make principal and interest
                           payments on the securities if the issuer fails to do
                           so.
--------------------------------------------------------------------------------
TEMPORARY DEFENSIVE        Each fund may, from time to time, take temporary
INVESTING                  defensive positions that are inconsistent with the
                           fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, a fund may invest without limit in high quality taxable money market and other short- term instruments, and may not be pursuing its investment goals.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER         Each fund is actively managed. Although the portfolio
                           managers attempt to minimize portfolio turnover, from time to time a fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups a fund pays to brokers or dealers when it buys and sells securities.
                           The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

-------------------------------------------------------------------------------
INVESTMENT STRUCTURE       Each fund has reserved the right to invest in
                           securities through an underlying mutual fund having similar goals and strategies. Shareholders will be given at least 30 days prior written notice before any such change in investment structure is implemented.

-------------------------------------------------------------------------------
CREDIT QUALITY             If a security receives different ratings, a fund will
                           treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security.
                           A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating.

-------------------------------------------------------------------------------

INVESTMENT GRADE          Securities are investment grade if:
SECURITIES
                           o They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                           o They have received a comparable short-term or other rating.

                           o They are unrated securities that the manager believes are of comparable quality to investment grade securities.

MUNICIPAL
OBLIGATIONS                MUNICIPAL OBLIGATIONS are fixed and variable rate
                           obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S.
                           territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax.

                           Longer term municipal obligations (municipal bonds) generally are issued to raise funds for construction or to retire previous debt. Short term obligations (municipal notes or commercial paper) may be issued to finance short term cash needs in anticipation of receipt of tax and other revenues.

                           MUNICIPAL LEASE OBLIGATIONS are undivided interests issued by a state or municipality in a lease or installment purchase of equipment or facilities.

                           IN A PARTICIPATION INTEREST, a bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted. As a result, these instruments do not offer the same opportunity for capital appreciation or loss as fixed rate investments.

MANAGEMENT

The funds' investment manager is Citi Fund Management Inc., an affiliate of Salomon Smith Barney Inc. The manager was established to take over the mutual fund investment advisory operations of Citibank, N.A. The manager's address is 100 First Stamford Place, Stamford, Connecticut 06902. The manager selects each fund's investments, provides administrative services to each fund and oversees its operations. The manager is an affiliate of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

ACTUAL MANAGEMENT FEES PAID DURING THE MOST RECENT FISCAL YEAR*
California Tax Free
  Income Fund                                   0%
National Tax Free
  Income Fund                                0.20%
New York Tax Free
  Income Fund                                0.38%

*Fee is less than the contractual rate due to expense limitations.
PORTFOLIO MANAGER
The portfolio manager is primarily responsible for the day-to-day operation of the funds.


FUND                             PORTFOLIO MANAGER               SINCE                           PAST 5 YEARS' BUSINESS EXPERIENCE
California Tax Free              John C. Mooney, CFA             Inception of the fund           o   Senior portfolio manager
  Income Fund                                                                                        of Citi Fund Management
                                                                                                     Inc., responsible for
                                                                                                     managing tax-exempt fixed
National Tax Free                                                June 1997                           income funds (since 1997)
  Income Fund

                                                                                                 o   Vice president of Citi
New York Tax Free                                                June 1997                           bank, N.A.
  Income Fund
                                                                                                 o   Member of the team
                                                                                                     responsible for
                                                                                                     fixed-income strategy,
                                                                                                     research and trading

                                                                                                 o   Vice president and
                                                                                                     tax-exempt portfolio
                                                                                                     manager at SunAmerica
                                                                                                     (1994 to 1997)

                                                                                                 o   12 years of investment
                                                                                                     management experience

-------------------------------------------------------------------------------
DISTRIBUTOR                      Salomon Smith Barney, Inc., a registered
                                 broker-dealer, serves as the funds'
                                 distributor.
 CHOOSING A SHARE CLASS TO BUY

SHARE CLASSES              You can choose among three classes of shares: Class
                           A, B or 2. If you already own Class O shares of a Salomon fund, you may also be eligible to purchase
                           Class O shares of the funds. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

                           o How much you plan to invest

                           o How long you expect to own the shares

                           o The expenses paid by each class

                           o Whether you qualify for any reduction or waiver of
                             sales charges

INVESTMENT MINIMUMS

MINIMUM INITIAL INVESTMENT AMOUNTS VARY DEPENDING ON THE NATURE OF YOUR INVESTMENT ACCOUNT.

                                                      INITIAL INVESTMENT         ADDITIONAL INVESTMENTS
                                                      CLASSES A, B, 2, O           CLASSES A, B, 2, O
General                                                      $250                          $50

Individual Retirement Accounts,
Self Employed Retirement Plans, Uniform Gift to
Minor Accounts                                               $ 50                          $50
Qualified Retirement Plans                                   $ 50                          $50

Monthly Systematic Investment Plans                          $ 25                          $25
Pre-authorized Check Plan                                    $ 25                          $25

Qualified Retirement Plans are qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

-------------------------------------------------------------------------------

COMPARING                  Your Financial Consultant can help you decide which
CLASSES                    class meets your goals. Your Financial Consultant may
                           receive different compensation depending upon which class you choose.

--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION                  The funds each have adopted Rule 12b-1 distribution plans for their Class A, B and 2 shares. Under
PLANS                         each plan, the fund pays distribution and service fees. These fees are an ongoing expense and over time, may cost you more than other types of sales charges.

                              CLASS A                   CLASS B                   CLASS 2                   CLASS O

KEY FEATURES               o  Initial sales charge      o  No initial sales       o  Initial sales charge   o  Only available to
                                                           charge                    is lower than             existing Class O
                           o  You may qualify for                                    Class A                   shareholders
                              reduction or waiver       o  Deferred sales
                              of initial sales             charge declines over   o  Deferred sales         o  No initial or
                              charge                       time                      charge for only one       deferred sales
                                                                                     year                      charge
                           o  Lower annual              o  Converts to Class A
                              expenses than Class          after seven years      o  Higher annual          o  Lower annual
                              B and Class 2                                          expenses than             expenses than the
                                                        o  Higher annual             Class A                   other classes
                                                           expenses than
                                                           Class A

INITIAL SALES CHARGE       Up to 4.75%, reduced or      None                      1.00%                     None
                           waived for large
                           purchases and certain
                           investors. No charge for
                           purchases of $1 million
                           or more

DEFERRED SALES             1%* on purchases of $1       Up to 5.00%* charged      1%* if you redeem within  None
CHARGE                     million or more if you       when you redeem shares.   one year of purchase
                           redeem within one year       The charge is reduced
                           of purchase                  over time and there is
                                                        no deferred sales charge
                                                        after six years

ANNUAL DISTRIBUTION        0.25% of average daily       1.00% of average daily    0.75% of average daily    None
AND SERVICE FEES           net assets                   net assets                net assets

EXCHANGEABLE INTO*         Class A shares of            Class B shares of         Class 2 shares of         Class O shares of
                           certain other Salomon        certain other Salomon     certain other Salomon     certain other Salomon
                           funds                        funds                     funds                     funds
------------
*If you exchange shares of the funds into shares of any Salomon Brothers money market fund, the period during which the shares are held in the money market fund are excluded from the holding period for determining the deferred sales charge and conversion to
 Class A shares.

CLASS A SHARES

The table below indicates the sales charge on Class A shares of each fund.

                                       SALES CHARGE AS      SALES CHARGE AS
AMOUNT OF INVESTMENT                 % OF OFFERING PRICE    % OF NET AMOUNT
Less than $50,000                           4.75%                4.99%

$50,000 but less than $100,000              4.50%                4.71%
$100,000 but less than $250,000             4.00%                4.17%

$250,000 but less than $500,000             2.75%                2.83%
$500,000 but less than $1 million           2.25%                2.30%

$1 million or more*                          -0-                  -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class
 A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

CLASS A SALES CHARGE

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds and certain other Salomon funds to take advantage of the breakpoints in the sales charge schedule.

o Accumulation privilege - lets you add the current value of Class A shares of the funds and certain other Salomon funds already owned by you or your spouse and your children under the age of 21 to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the sub-transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

o Group purchase - lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

o Letter of intent - lets you purchase Class A shares of the funds and certain other Salomon funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the sub- transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

o directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

o employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

o any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

o participants in certain "wrap-fee," or asset allocation programs or other fee based arrangements sponsored by broker- dealers and other financial institutions that have entered into agreements with the distributor.

o any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

o separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

If you want to learn more about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

CLASS B SHARES

CLASS B DEFERRED SALES        You buy Class B shares at net asset value without
CHARGE                        paying an initial sales charge. However, if you
                              redeem your Class B shares within six years of purchase, you will pay a deferred sales charge.

       CLASS B DEFERRED SALES CHARGE TABLE       DEFERRED SALES CHARGE AS A
                                                    PERCENTAGE OF DOLLAR
YEAR(s) SINCE PURCHASE ORDER                      AMOUNT SUBJECT TO CHARGE

1st year                                                     5%

1 year or more but less than 2 years                         4%
2 years or more but less than 4 years                        3%

4 years or more but less than 5 years                        2%
5 years or more but less than 6 years                        1%

6 or more years                                              0%

The deferred sales charge decreases as the number of years since your purchase increases.

CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the deferred sales charge.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

Shares are redeemed in this order:

  o Shares that represent appreciation

  o Shares representing reinvested distributions and dividends

  o Other shares that are not subject to the deferred sales charge

  o Class B shares held longest

Deferred sales charges are not imposed at the time you exchange shares for shares of certain other qualifying funds.

DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:

  o Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

  o Redemptions effected pursuant to each fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.

  o A tax-free return of an excess contribution to any retirement plan.

  o Exchanges.

  o Automatic cash withdrawals in amounts equal to or less than 12% annually (and no more than 2% for any month) of your initial account balance (see automatic withdrawal plan in the SAI).

  o Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.

  o Redemption proceeds from certain other Salomon funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).

  o Certain redemptions of shares of the funds in connection with lump-sum or other distributions made by eligible retirement plans.

  o Redemption of shares by participants in certain "wrap-fee" or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

 CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                          SHARES ISSUED ON
                          REINVESTMENT OF                SHARES ISSUED
SHARES ISSUED AT         DISTRIBUTIONS AND             UPON EXCHANGE FROM
INITIAL PURCHASE             DIVIDENDS                    ANOTHER FUND

Seven years after   In same proportion that the   On the date the shares
the date of         number of Class B shares      originially acquired would
purchase            converting is to total Class  have converted into Class A
                    B shares you own              shares

MONEY MARKET FUNDS. The periods of time that you hold shares in any Salomon Brothers money market fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

PURCHASES PRIOR TO SEPTEMBER 14, 1998. Shares of a fund acquired as a result of an exchange of shares of certain other Salomon funds purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

CLASS 2 SHARES

You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1%.

PURCHASES PRIOR TO SEPTEMBER 14, 1998. Shares of a fund acquired as a result of an exchange of shares of certain other Salomon funds purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

CLASS O SHARES

You buy Class O shares at net asset value with no initial sales charge, no distribution or service fees and no deferred sales charge when you redeem. Class O shares are available only to existing Class O shareholders.

BUYING SHARES AND EXCHANGING SHARES

BUYING SHARES BY MAIL

You may make subsequent purchases by mail or, if you elect, by telephone

  o Shares of each fund may be initially purchased through PFPC Global Fund Services, Inc. (the "sub-transfer agent") by completing a Purchase Application and forwarding it to the sub-transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

  o Subsequent investments may be made by mailing a check to the sub-transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the sub-transfer agent will charge a $10 fee to the shareholder's account. There is a 10 day hold on all checks and no redemptions are allowed until the proceeds from the check clear.

  o Write the sub-transfer agent at the following address:
        Salomon Brothers Funds
        c/o PFPC
        P.O. Box 9764
        Providence, RI 02940-9764

 BUYING SHARES BY WIRE

Subsequent investments may also be made by wiring funds to the sub-transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

        Boston Safe Deposit & Trust Company
        Boston, MA
        ABA No. 011-001-234
        Account #142743
        Attn: [name of fund and class]
        Name of Account:
        Account # (as assigned):

To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

ALL FUNDS                                              PURCHASE IS EFFECTIVE

Payment wired in federal funds or       If order and federal funds or
check received                          check is received by its agent
                                        before 4:00 p.m. Eastern Time:      On that day

                                        If order and federal funds or
                                        check is received by its agent
                                        after the close of New York Stock   On the business day following
                                        Exchange:                           receipt

SYSTEMATIC INVESTMENT PLAN
You may authorize the sub-transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th day of the month, the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

  o Amounts transferred should be at least $25 monthly.

  o If you do not have sufficient funds in your bank account on a transfer date, the sub-transfer agent may charge you a fee.

For more information, contact your Financial Consultant or consult the SAI.

EXCHANGE PRIVILEGE
You may exchange shares of the fund for shares of the same class of certain other Salomon funds.

  o The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

  o Shares are eligible for exchange commencing 30 days after purchase.

  o Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange.

  o If you exchange Class B shares of a fund, those shares will not be subject to a deferred sales charge at the time of the exchange but those shares will be subject to any applicable deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase.

  o Generally, if you exchange Class 2 shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase.

  o You may exchange shares by telephone if you elect telephone exchanges on your Purchase Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

  o If you hold share certificates, the sub- transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

 SYSTEMATIC EXCHANGE
 You may request that shares of any class of the fund be exchanged monthly for shares of the same class of any other Salomon fund. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th day of each month in accordance with the instruction provided in your Purchase Application or in the Systematic Investing Application.

REDEEMING SHARES

REDEMPTIONS BY MAIL

You may redeem some or all of your shares by sending your redemption request in proper form to:

        Salomon Brothers Funds
        P.O. Box 9764
        Providence, RI 02940-9764

The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.

  o Name of the fund and class

  o Account number

  o Dollar amount or number of shares to redeem

  o Signature of each owner exactly as account is registered

  o Other documentation required by the sub-transfer agent

To be in good order, your request must include a signature guarantee if:

  o The proceeds of the redemption exceed $50,000

  o You are sending signed share certificates or stock powers to the sub-transfer agent

  o The proceeds are not paid to the record owner(s) at the record address

  o The shareholder(s) has had an address change in the past 45 days

  o The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

REDEMPTIONS BY FAX
 You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the sub-transfer agent at
 (508) 871-3846. If fax redemptions are not available for any reason, you may use the fund's redemption by mail procedure described above.

REDEMPTION PAYMENTS
In all cases, your redemption price is the net asset value next determined after your request is received in good order, adjusted for any applicable sales charge. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.

Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include signature guarantees.

REDEMPTIONS THROUGH SELECTED DEALERS
You may transmit your redemption request to selected dealers with which the distributor has entered into sales agreements for the purchase of shares of the funds. Redemption orders received by these dealers before the New York Stock Exchange closes and which are transmitted to the sub-transfer agent prior to the close of its business day are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the sub- transfer agent. The dealer may charge you a fee for executing your order.

REDEMPTIONS BY WIRE
You may redeem shares by wire in amounts of $500 or more if redemption by wire has been elected on your Purchase Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the sub-transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

  o Telephone the redemption request to the sub-transfer agent at (800) 446-1013

  o Mail the request to the sub-transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.

REDEMPTIONS BY TELEPHONE
You may redeem shares by telephone if you elect the telephone redemption option on your Purchase Application, and the proceeds must be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the sub-transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open. If telephone redemptions are not available for any reason, you may use the fund's regular redemption procedure described above.

AUTOMATIC CASH WITHDRAWAL PLAN
You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the fund with a value of at least $10,000 for monthly withdrawals and $5,000 for quarterly withdrawals and each automatic redemption must be at least $250 if made monthly.

OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

Small account balances
If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500 after 30 days, the fund may close your account and send you the redemption proceeds.

Share certificates
The funds do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Share price
You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value every day the New York Stock Exchange is open. Each of the funds calculates its net asset value when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The funds generally value their securities based on market prices or quotations. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the funds may price those securities at fair value. Fair value is determined in accordance with procedures approved by the funds' board. When the fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with the sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Members of the fund's selling group must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the agent's close of business.

Each fund has the right to:

  o Suspend the offering of shares.

  o Waive or change minimum and additional investment amounts.

  o Reject any purchase or exchange order.

  o Change, revoke or suspend the exchange privilege.

  o Suspend telephone transactions.

  o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission.

Redemptions in kind
Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The funds normally pay dividends and distribute capital gains, if any, as follows:

                                DIVIDENDS              INCOME DIVIDEND           CAPITAL GAIN              DISTRIBUTIONS
FUND:                           DECLARED:              DISTRIBUTIONS:            DISTRIBUTIONS:            MOSTLY FROM:

California Tax Free Income      daily                  monthly                   semi-annually             income
Fund

National Tax Free Income Fund   daily                  monthly                   semi-annually             income

New York Tax Free Income Fund   daily                  monthly                   semi-annually             income

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends.

Alternatively, you can instruct your Financial Consultant, dealer representative or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES
This discussion of taxes is very general. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

Taxability of Distributions; Federal Income Taxes
You will not normally have to pay federal income taxes on distributions a fund designates as attributable to interest on municipal obligations, that is, as "tax-exempt" dividends. Certain "tax- exempt" dividends may be subject to the federal alternative minimum tax, however. If a shareholder is receiving Social Security or railroad retirement benefits, any "tax-exempt" dividends may affect the amount of those benefits which are subject to federal income tax. If you borrow money to purchase or carry shares of a fund, your deduction for interest paid on those borrowings will be limited.

A fund may also invest from time to time in taxable securities, or realize gains from transactions in securities. You will normally have to pay federal income taxes on the distributions not attributable to interest on municipal obligations which you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by a fund as capital gain dividends are taxable as long-term capital gains. Other distributions, not designated as "tax-exempt" dividends, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the funds will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.

Fund distributions will reduce a fund's net asset value per share. As a result, if you buy shares just before a fund makes a distribution, other than a "tax-exempt" dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

State and Local Taxes
Generally, you will have to pay state or local taxes on fund dividends and other distributions that are taxable to you for federal income tax purposes, although distributions derived from interest on U.S. government obligations may be exempt from certain state and local taxes. Except as noted below, fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities. You should consult your own tax advisor in this regard.

As long as at the end of each quarter of the California Tax Free Income Fund's fiscal year the fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the fund's assets consists of California municipal obligations that, if held by an individual, would pay interest exempt from California taxation, shareholders of the fund will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from income (less related expenses) from such California municipal obligations. These dividends must be designated as such by the fund by written notice to shareholders within 60 days after the close of that fiscal year. The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

To the extent that dividends received from the New York Tax Free Income Fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. Dividends from the fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on Bank Corporations).

Backup Withholding
The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate, currently 31%, will be reduced to 28% in a series of steps beginning August 6, 2001, and ending on January 1, 2006.

Taxation of Transactions
If you sell your shares of a fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each Class A share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by Deloitte & Touche LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request). As of the close of business on July 12, 2001, all outstanding shares of the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were reclassified as Class A shares. Prior to that date, the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were known as Citi California Tax Free Income Fund, Citi National Tax Free Income Fund and Citi New York Tax Free Income Fund, respectively.

                                          CALIFORNIA TAX FREE INCOME FUND
                                                  CLASS A SHARES

                                                                                                      NOVEMBER 2, 1998
                                                                                                      (COMMENCEMENT OF
                                                               YEAR ENDED DECEMBER 31                  OPERATIONS) TO
                                                             2000                    1999             DECEMBER 31, 1998
Net Asset Value, beginning of period                          $ 9.43                  $10.08                  $10.00
                                                              ------                  ------                  ------
 Income from Operations:
Net investment income                                          0.437                   0.400                   0.069
  Net realized and unrealized gain (loss) on
    investments                                                0.880                  (0.650)                  0.080
                                                              ------                  ------                  ------
Total from operations                                          1.317                  (0.250)                  0.149
                                                              ------                  ------                  ------
 Less Dividends From:
  Net investment income                                       (0.437)                 (0.400)                 (0.069)
                                                              ------                  ------                  ------
Net Asset Value, end of period                                $10.31                  $ 9.43                  $10.08
                                                              ------                  ------                  ------
 Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)                  $20,748                 $34,396                 $96,706
  Ratio of expenses to average net assets (A)                  0.80%                   0.70%                      0%*
  Ratio of expenses to average net assets after fees
    paid indirectly (A)                                        0.81%                   0.70%                      0%*
  Ratio of net investment income to average net assets         4.52%                   4.06%                   4.16%*
Portfolio turnover                                               58%                    116%                      1%
Total return                                                  14.33%                 (2.54)%                   1.49%**

 Note: If agents of the fund had not voluntarily agreed to waive all of their fees for the period, and the Sub-administrator had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

  Net investment income per share                             $0.340                  $0.330                  $0.042
   Ratios:
    Expenses to average net assets                             1.82%                   1.41%                   1.60%*
    Net investment income to average net assets                3.52%                   3.35%                   2.56%*
 ----------
    *Annualized.
   **Not annualized.
 (A) The expense ratio has been readjusted to reflect a change in reporting requirement. The new reporting guidelines require the fund to increase its expense ratio by the affect of any expense offset arrangements with its service providers.

                                                      NATIONAL TAX FREE INCOME FUND
                                                             CLASS A SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                                 2000               1999              1998             1997             1996
Net Asset Value, beginning of period            $10.54             $11.43            $10.92           $10.34           $10.55
                                                ------             ------            ------           ------           ------
 Income From Operations:
  Net investment income                          0.513              0.469             0.524            0.564            0.562
  Net realized and unrealized gain
    (loss) on investments                        0.727             (0.900)            0.549            0.586           (0.232)
                                                ------             ------            ------           ------           ------
Total from operations                            1.240             (0.431)            1.073            1.150            0.330
                                                ------             ------            ------           ------           ------
 Less Dividends From:
  Net investment income                         (0.520)            (0.450)           (0.540)          (0.570)          (0.540)
  Net realized gain on investments                --               (0.009)           (0.023)            --               --
                                                ------             ------            ------           ------           ------
Total from distributions                        (0.520)            (0.459)           (0.563)          (0.570)          (0.540)
                                                ------             ------            ------           ------           ------
Net Asset Value, end of period                  $11.26             $10.54            $11.43           $10.92           $10.34
                                                ------             ------            ------           ------           ------
 Ratios/Supplemental Data:
  Net assets, end of period (000's omitted)    $72,875           $106,449          $259,447           $1,917           $2,060
  Ratio of expenses to average net
    assets (A)                                   0.80%              0.80%                0%            0.14%               0%
  Ratio of expenses to average net
    assets after fees paid indirectly(A)         0.80%              0.81%                0%               0%               0%
  Ratio of net investment income to
    average net assets                           4.67%              4.14%             4.49%            5.45%            5.42%
Portfolio turnover                                 46%               112%               57%              55%              52%
Total return                                    12.10%            (3.86)%            10.05%           11.45%            3.31%

 Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Sub-administrator had not voluntarily assumed expenses, the net investment income
 (loss) per share and the ratios would have been as follows:

  Net investment income per share               $0.456             $0.424            $0.364          $(0.229)         $(0.291)
   Ratios:
    Expenses to average net assets               1.32%              1.20%             1.37%            7.66%            8.23%
    Net investment income (loss) to
      average net assets                         4.15%              3.74%             3.12%          (2.21)%          (2.81)%
 ----------
 (A) The expense ratio has been adjusted to reflect a change in reporting requirement. The new reporting guidelines require the fund to increase its expense ratio by the affect of any expense offset arrangements with its service providers.

                                                   NEW YORK TAX FREE INCOME FUND
                                                          CLASS A SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                               2000               1999              1998             1997             1996
Net asset value, beginning of period            $10.79             $11.69            $11.42           $10.98           $11.25
                                                ------             ------            ------           ------           ------
 Income From Operations:
  Net investment income                          0.601              0.514             0.487            0.594            0.585
  Net realized and unrealized gain
    (loss) on investments                        0.609             (0.940)            0.282            0.431           (0.267)
                                                ------             ------            ------           ------           ------
Total from operations                            1.210             (0.426)            0.769            1.025            0.318
                                                ------             ------            ------           ------           ------
 Less Distributions From:
  Net investment income                         (0.560)            (0.474)           (0.499)          (0.585)          (0.588)
                                                ------             ------            ------           ------           ------
Net Asset Value, end of period                  $11.44             $10.79            $11.69           $11.42           $10.98
                                                ------             ------            ------           ------           ------
 Ratios/Supplemental data:
  Net assets, end of period (000's
omitted)                                      $172,420           $224,144          $459,591          $75,978          $82,182
  Ratio of expenses to average net
assets                                           0.80%              0.80%             0.80%            0.80%            0.80%
  Ratio of net investment income to
    average net assets                           4.81%              4.40%             4.24%            5.31%            5.34%
Portfolio turnover                                 15%                30%               17%              16%              47%
Total return                                    11.54%            (3.73)%             6.89%            9.62%            3.01%

 Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:

  Net investment income per share               $0.553             $0.465            $0.454           $0.540           $0.534
   Ratios:
    Expenses to average net assets               1.16%              1.13%             1.09%            1.28%            1.27%
    Net investment income to average net
      assets                                     4.45%              4.07%             3.95%            4.83%            4.87%

ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Reports
Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period. The funds send only one report to a household if more than one account has the same address. Contact the sub-transfer agent if you do not want this policy to apply to you.

Statement of Additional Information
The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

How to Obtain Additional Information
You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by calling (800) 725-6666 (800-SALOMON), writing the funds at Seven World Trade Center, New York, NY 10048 or calling your Financial Consultant.

You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained at 1-800-SEC-0330. You can also obtain the same reports and information free from the Commission's web site at http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-5034)

Seven World Trade Center
New York, New York 10048

1-800-SALOMON
WWW.SBAM.COM

SAM0224 7/01

                                     Rule 497(c) File Nos. 33-5819 and 811-5034


                       STATEMENT OF ADDITIONAL INFORMATION

                SALOMON BROTHERS NATIONAL TAX FREE INCOME FUND
               SALOMON BROTHERS CALIFORNIA TAX FREE INCOME FUND
                SALOMON BROTHERS NEW YORK TAX FREE INCOME FUND

                              7 WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 725-6666

    Salomon Brothers National Tax Free Income Fund (the "National Fund"), Salomon Brothers California Tax Free Income Fund (the "California Fund") and Salomon Brothers New York Tax Free Income Fund (the "New York Fund") (each, a "Fund" and collectively, the "Funds"), are non-diversified investment portfolios of the Salomon Funds Trust (the "Trust"), an open-end investment company organized as a Massachusetts business trust on May 27, 1986.

    This Statement of Additional Information (the "SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the Funds' current Prospectus, dated July 12, 2001, (the "Prospectus"). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. The Prospectus and copies of such Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----
Additional Information on Fund Investments and Investment Policies ......    2
Additional Investment Activities and Risk Factors .......................    2
Investment Restrictions and Limitations .................................   12
Management ..............................................................   14
Principal Holders of Securities .........................................   16
Investment Manager ......................................................   16
Portfolio Transactions ..................................................   18
Net Asset Value .........................................................   20
Additional Purchase Information .........................................   20
Additional Redemption Information .......................................   23
Additional Information Concerning Taxes .................................   23
Performance Information and Data ........................................   25
Shareholder Services ....................................................   29
Account Services ........................................................   30
Shares of Beneficial Interest ...........................................   30
Custodian and Transfer Agent ............................................   32
Independent Accountants .................................................   33
Counsel .................................................................   33
Financial Statements ....................................................   33
Special Risks Relating to California Municipal Obligations ..............  A-1
Special Risks Relating to New York Municipal Obligations ................  B-1
Description of Ratings ..................................................  C-1

                                  July 12, 2001

                  ADDITIONAL INFORMATION ON FUND INVESTMENTS
                             AND INVESTMENT POLICIES

    The Prospectus describes each Fund's investment objective and key investment policies. The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest. References herein to the investment manager mean Citi Fund Management Inc. ("CFM" or the "Manager").

    The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that a Fund will achieve its investment objective.

    The Funds' Prospectus contains a discussion of the principal investment strategies of each Fund and the principal risks of investing in each Fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of each Fund. Unless specifically designated, the policies described in this section and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

NATIONAL FUND

    The investment objective of the National Fund is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment.

    The National Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ("Municipal Obligations") that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, at least 80% of the National Fund's assets will be invested in tax-exempt Municipal Obligations under normal circumstances.

CALIFORNIA FUND

    The investment objective of the California Fund is to generate high levels of current income exempt from federal and California State personal income taxes and preserve the value of its shareholders' investment.

    The California Fund seeks its objective by investing in Municipal Obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, at least 80% of the California Fund's net assets will be invested in Municipal Obligations under normal circumstances. At least 65% of the California Fund's total assets will be invested in Municipal Obligations the interest on which is exempt from both federal and California personal income taxes ("California Municipal Obligations") under normal circumstances. California Municipal Obligations include Municipal Obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

    See Appendix A for a description of special risks relating to California Municipal Obligations.

NEW YORK FUND

    The investment objective of the New York Fund is to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment.

    The New York Fund seeks its objective by investing in Municipal Obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax ("New York Municipal Obligations"). As a fundamental policy, at least 80% of the New York Fund's assets will be invested in New York Municipal Obligations under normal circumstances. New York Municipal Obligations include Municipal Obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

    See Appendix B for a description of special risks relating to New York Municipal Obligations.

              ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

    The Funds may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Manager's investment strategies for each Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the Manager's opinion, make economic sense.

MUNICIPAL OBLIGATIONS

    Municipal Obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Indian tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

    The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by the Funds.

    Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

        1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

        2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

        3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

        4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

    Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), and Fitch, Inc. ("Fitch") represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

    In determining the tax status of interest on Municipal Obligations, the Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer.

RISK FACTORS AFFECTING CALIFORNIA

    The Trust intends to invest a high proportion of the California Fund's assets in Municipal Obligations of the State of California and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    Investors in the California Fund should consider carefully the special risks inherent in investing in California Municipal Obligations. There can be no assurance that credit ratings on obligations of California State and other California governmental authorities will not be downgraded due to changes in California's financial condition. Investors in the California Fund should consider the greater risks inherent in the California Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio.

    The State of California and other issuers of California Municipal Obligations have experienced severe financial difficulties. From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in the defense/aerospace industries and military base closures and a major drop in real estate construction. In December 1994, Orange County, California and its pooled investment funds filed for protection under the federal Bankruptcy Code. Orange County's financial difficulties could continue to adversely affect other issuers of California Municipal Obligations. Since the start of 1994, California's economy has been recovering and growing steadily stronger, to the point where the State's economic growth is outpacing the rest of the nation. A significant portion of the State's economic growth has been in industries, such as high technology and entertainment, that may be particularly sensitive to economic trends. In addition, such industries can be adversely affected by economic turmoil in foreign markets. There can be no assurance that the State's economic growth will continue.

    Furthermore, California's energy problem, which resulted in rolling blackouts and a declaration of a state of emergency in January 2001, could persist. As of the date of this Statement of Additional Information, California is facing a severe energy crisis and Pacific Gas & Electric ("PG&E") has filed for bankruptcy. Future disruptions in electricity or natural gas supplies could adversely affect the State's economy, especially since reliability of supply is important for several of the State's key industries, including computer services, electronics manufacturing, and biotechnology. It is not presently possible to determine the extent to which these events could adversely affect California's economy and fiscal condition, as well as the market for California municipal obligations. A continued downturn in computer-related industries may have significant adverse impacts on the State's economy. Such adverse effects on the economy in turn could negatively affect State revenues.

    In fact, the energy crisis already has negatively affected the State's credit rating. On April 24, 2001, S&P lowered the rating on the State's general obligation bonds to A+ from AA in direct response to the mounting and uncertain cost to the State of the energy crisis, as well as the likely long- term detrimental effect of the crisis on the State's economy. On June 11, 2001 S&P affirmed the A+ rating and its January 19, 2001 placement of the bonds on Credit Watch with negative implications. For similar reasons, on April 6, 2001 Moody's first changed the outlook for the State's general obligation debt to negative from stable and then, on May 15, 2001, lowered its rating on the State's general obligation bonds to Aa3 from Aa2. Likewise, on April 18, 2001 Fitch, which has issued a credit rating of AA on the State's general obligation bonds, placed the bonds on Ratings Watch Negative.

    Many of the California Fund's Municipal Obligations are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. Investors in the California Fund should consider the greater risks inherent in the California Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio.

    For further information concerning California Municipal Obligations, see Appendix A to this Statement of Additional Information. The summary set forth above and in Appendix A is included for purposes of providing a general description of California credit and financial conditions. This summary principally is based on information from statements, including preliminary statements, of issuers of California Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

RISK FACTORS AFFECTING NEW YORK

    The Trust intends to invest a high proportion of the New York Fund's assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.

    Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. The recent downturn in the financial markets may indicate a prolonged downturn in the wider economy. Since the securities industry is more important to the New York economy than the national economy as a whole, the impact of such a downturn potentially could be amplified on New York. A large, continued change in stock market performance could result in wage, bonus and unemployment levels that are significantly different from those embodied in the State's financial plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

    The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

    Investors in the New York Fund should consider carefully the special risks inherent in investing in New York Municipal Obligations. There can be no assurance that credit ratings on obligations of New York State, New York City and other New York governmental authorities will not be downgraded due to changes in New York's financial condition. Investors in the New York Fund should consider the greater risks inherent in the New York Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio.

    For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for purposes of providing a general description of New York State and New York City credit and financial conditions. This summary principally is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

PARTICIPATIONS IN MUNICIPAL LEASES

    Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

PARTICIPATION INTERESTS

    The Trust may purchase from banks on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds. The Trust will not invest more than 5% of either the National Fund or the New York Fund's total assets (taken at the greater of cost or market value) in participation interests.

OTHER DEBT SECURITIES

    Subject to the limitations set forth in each Fund's Prospectus, the Funds may also invest in short-term debt securities that pay interest that is subject to federal income taxes and State and city personal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

SECURITIES RATED BAA OR BBB

    Each Fund may purchase securities rated Baa by Moody's or BBB by Standard & Poor's and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Appendix C contains a description of these ratings.

FLOATING AND VARIABLE RATE OBLIGATIONS

    Each Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result, variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate investments.

    Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as readily marketable for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as not readily marketable and therefore illiquid. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.

    The Funds' investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

    The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

FUTURES CONTRACTS

    Each Fund may use financial futures in order to protect itself from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are a common form of derivatives. Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging, if correctly used, should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contracts may limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy or sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's investment judgment about the general direction of interest rates or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on a Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit each Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

    The Funds will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by each Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract. Finally, a Fund will not invest in futures contracts to the extent that such investment would be inconsistent with the Fund's investment policies which provide that, under normal circumstances, the National Fund and the California Fund will invest at least 80% of their assets in Municipal Obligations exempt from federal income taxes including the federal alternative minimum tax and the New York Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations (that is, obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax).

    The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, the Funds intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Funds.

    The use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."

STAND-BY COMMITMENTS

    When a Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks or broker-dealers with respect to the Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at a Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. Each Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying security will generally be different from that of the commitment. In some cases it may not be possible to exercise rights under a stand-by commitment when the underlying Municipal Obligation is in default.

WHEN-ISSUED SECURITIES

    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, a Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Funds would take delivery of such securities, but the Fund may sell them before the settlement date. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). When the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing. In addition, a Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate the investments in order to return the cash collateral to the buyer. The Manager will make loans only when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Manager determines to make loans, it is not intended that the value of the securities loaned by a Fund would exceed 30% of the market value of its total assets.

RULE 144A SECURITIES

    Each of the Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the National Fund will not invest more than 15%, and the California and New York Funds will not invest more than 10%, of their respective net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for a specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The National Fund may invest up to 15%, and the California and New York Funds may invest up to 10%, of their respective net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

SHORT SALES "AGAINST THE BOX"

    In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub- custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    A Fund may make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but each Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of the Funds may be invested in shares of other investment companies.

REPURCHASE AGREEMENTS

    Each of the Funds may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, a Fund could experience a loss. Repurchase agreements may involve Municipal Obligations and other securities.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may enter into reverse repurchase agreements subject to the Funds' investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair a Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, a Fund could experience a loss.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Funds may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short- term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                   INVESTMENT RESTRICTIONS AND LIMITATIONS

    Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for the investment restrictions set forth below and elsewhere in this SAI which are indicated as fundamental policies, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by the Funds' Board of Trustees without shareholder approval.

    If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS

    Each Fund may not:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 13 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

        (2) Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

        (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
    Fund).

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction
(5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

    For purposes of investment restriction (4) above, the Funds also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.

    As an operating policy, the National Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund's policy is not fundamental and may be changed without shareholder approval.

    Each Fund may, in the future, seek its investment objective(s) by investing in one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of the change in structure.

                                   MANAGEMENT

    The business and affairs of each Fund are managed under the direction of the Board of Trustees. The Board of Trustees approves all significant agreements between the Funds and the persons or companies that furnish services to a Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the investment manager and administrator.

TRUSTEES AND OFFICERS

    The Trustees and executive officers of the Funds for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the Trustees and officers are also Trustees and officers of one or more other investment companies for which CFM, the Fund's investment manager, acts as investment adviser. "Interested persons" of a Fund (as defined in the 1940 Act) are indicated by an asterisk.

        NAME, ADDRESS AND AGE               POSITION(s) HELD                    PRINCIPAL OCCUPATION(s) PAST 5 YEARS
        ---------------------               ----------------                    ------------------------------------
Elliott J. Berv                       Trustee                     Chief Executive Officer, Rocket City Enterprises (Consulting,
Age: 58                                                           Publishing, Internet Services) (since January 2000); President,
                                                                  Catalyst, Inc. (Strategy Consultants) (since June 1992);
                                                                  President and Director, Elliott J. Berv & Associates (Management
                                                                  Consultants) (since May 1984)

Mark T. Finn                          Trustee                     Vice Chairman and Chief Operating Officer, Linder Asset
Age: 58                                                           Management Company (Mutual Fund Company) (since March 1999);
                                                                  President and Director, Delta Financial, Inc. (Investment
                                                                  Advisory Firm) (since June 1983); General Partner and
                                                                  Shareholder, Greenwich Ventures LLC (Investment Partnership)
                                                                  (since January 1996); President, Secretary, and Owner, Phoenix
                                                                  Trading Co. (Commodity Trading Advisory Firm) (March 1997 to
                                                                  December 2000); Chairman and Owner, Vantage Consulting Group,
                                                                  Inc. (Investment Advisory and Consulting Firm) (since 1988)

Riley C. Gilley                       Trustee                     Vice President and General Counsel, Corporate Property Investors
Age: 75                                                           (November 1988 to December 1991); Partner, Breed, Abbott & Morgan
                                                                  (Attorneys) (retired, December 1987)

Diana R. Harrington                   Trustee                     Professor, University of Kansas (since January 2001); Professor,
Age: 61                                                           Babson College (since 1992); Trustee, The Highland Family of
                                                                  Funds (Investment Company) (March 1997 to March 1998)

Susan B. Kerley                       Trustee                     President, Global Research Associates, Inc. (Investment
Age: 49                                                           Consulting) (since September 1990); Director, Mainstay
                                                                  Institutional Funds (Investment Company) (since December 1990)

Heath B. McLendon*                    Trustee and President       Chairman, President, and Chief Executive Officer, Smith Barney
Age: 67                                                           Fund Management LLC (formerly known as SSB Citi Fund Management
                                                                  LLC) (since March 1996); Managing Director, Salomon Smith Barney
                                                                  (since August 1993); President, Travelers Investment Adviser,
                                                                  Inc. ("TIA"); Chairman or Co-Chairman of the Board of seventy-
                                                                  seven investment companies associated with Citigroup

C. Oscar Morong, Jr.                  Trustee                     Chairman of the Board of Trustees of the Trust; Managing
Age: 66                                                           Director, Morong Capital Management (since February 1993);
                                                                  Director, Indonesia Fund (1990 to 1999); Director, MAS Funds
                                                                  (since 1993)

Walter E. Robb, III                   Trustee                     Director, John Boyle & Co., Inc. (Textiles) (since 1999);
Age: 74                                                           President, Benchmark Consulting Group, Inc. (Service Company)
                                                                  (since 1991); Director, Harbor Sweets, Inc. (Candy) (since 1990);
                                                                  Sole Proprietor, Robb Associates (Corporate Financial Advisors)
                                                                  (since 1978); Director, W.A. Wilde Co. (Direct Mail) (since
                                                                  1989); Director, Alpha Granger Manufacturing, Inc. (Electronics)
                                                                  (since 1983); Co-owner, Anne Bell Robb (Publishing) (since 1979);
                                                                  Trustee, MFS Family of Funds (Investment Company) (since 1985);
                                                                  President and Treasurer, Benchmark Advisors, Inc. (Corporate
                                                                  Financial Advisors) (from 1989 to 2000)

E. Kirby Warren                       Trustee                     Professor and Professor Emeritus, Graduate School of Business,
Age: 66                                                           Columbia University (since 1957)

Lewis E. Daidone*                     Senior Vice President       Managing Director, Salomon Smith Barney; Chief Financial Officer,
125 Broad Street                      and Treasurer               Smith Barney Mutual Funds; Treasurer and Senior Vice President or
New York, New York 10004                                          Executive Vice President of eighty-three investment companies
Age: 43                                                           associated with Citigroup; Director and Senior Vice President,
                                                                  Smith Barney Fund Management LLC and TIA

Irving David*                         Controller                  Director, Salomon Smith Barney; formerly Assistant Treasurer,
125 Broad Street                                                  First Investment Management Company; Controller or Assistant
New York, New York 10004                                          Treasurer of fifty-three investment companies associated with
Age: 40                                                           Citigroup

Frances Guggino*                      Assistant Controller        Vice President, Citibank, N.A. (since February 1991)
Age: 43

Paul Brook*                           Assistant Controller        Director, Salomon Smith Barney; Controller or Assistant Treasurer
125 Broad Street                                                  of forty-three investment companies associated with Citigroup;
New York, New York 10004                                          Managing Director, AMT Capital Services Inc. (1997 to 1998);
Age: 47                                                           Partner, Ernst & Young LLP (1990 to 1997)

Anthony Pace*                         Assistant Treasurer         Vice President, Mutual Fund Administration for Salomon Smith
Age: 36                                                           Barney Inc. (since 1986); Assistant Treasurer of twenty
                                                                  investment companies associated with Citigroup.

Marianne Motley*                      Assistant Treasurer         Director, Mutual Fund Administration for Salomon Smith Barney
Age: 42                                                           Inc. (since 1994); Assistant Treasurer of seventy-seven
                                                                  investment companies associated with Citigroup.

Robert I. Frenkel, Esq.*              Secretary                   Managing Director and General Counsel, Global Mutual Funds for
Age: 46                                                           Citigroup Asset Management. Since 1994, when he joined Citibank,
                                                                  N.A. as a Vice President and Division Counsel, he has been responsible for legal affairs relating to mutual funds and other investment products.

Thomas C. Mandia*                     Assistant Secretary         Director and Deputy General Counsel for Citigroup Asset
Age: 39                                                           Management. Since 1992, he has been responsible for legal affairs relating to mutual funds and other investment products.

Rosemary D. Emmens, Esq.*             Assistant Secretary         Vice President and Associate General Counsel of Citigroup Asset
Age: 31                                                           Management. Since 1998 she has been responsible for legal affairs relating to mutual funds and other investment products. Before joining Citibank, N.A., Ms. Emmens was Counsel at The Dreyfus
                                                                  Corporation (1995-1998).

Harris Goldblat, Esq.*                Assistant Secretary         Associate General Counsel at Citigroup Asset Management. Since
Age: 31                                                           April 2000 he has been responsible for legal affairs relating to mutual funds and other investment products. From June 1997 to
                                                                  March 2000, he was an associate at the law firm of Stroock &
                                                                  Stroock & Lavan LLP, New York City, and from September 1996 to
                                                                  May 1997, he was an associate at the law firm of Sills Cummis
                                                                  Radin Tischman Epstein & Gross, Newark, NJ. From August 1995 to
                                                                  September 1996 Mr. Goldblat served as a law clerk to the
                                                                  Honorable James M. Havey, P.J.A.D., in New Jersey.

    The officers of the Trust also hold comparable positions with certain other funds for which CFM, Salomon Smith Barney Inc. or their respective affiliates serve as the adviser, distributor or administrator.

COMPENSATION TABLE

    The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2000 to each Trustee of the Funds. The Funds do not provide any pension or retirement benefits to Trustees. In addition, no remuneration was paid during the fiscal year ended December 31, 2000 by the Funds to their officers, including to Mr. McLendon, who is affiliated with CFM. Mr. McLendon is an "interested person," as defined in the 1940 Act.

                               AGGREGATE              AGGREGATE              AGGREGATE
                             COMPENSATION           COMPENSATION          COMPENSATION          TOTAL COMPENSATION
                               FROM THE               FROM THE              FROM THE              FROM THE TRUST
TRUSTEE                     CALIFORNIA FUND(1)      NATIONAL FUND(1)      NEW YORK FUND(1)          AND COMPLEX(1)
------                   ----------------------  --------------------  ---------------------  -------------------------
Elliott J. Berv                $1,859                 $  911                $2,275                   $68,000
Mark T. Finn                    2,094                  3,958                 1,701                    71,000
Riley C. Gilley                 1,806                    960                 1,975                    69,500
Diana R. Harrington             1,908                  1,062                 1,702                    67,500
Susan B. Kerley                 1,904                  1,048                 2,555                    66,000
Heath B. McLendon              -- 0 --                -- 0 --                -- 0 --                  -- 0 --
C. Oscar Morong, Jr.            2,026                  1,416                 3,219                    93,500
Walter E. Robb, III             1,830                    826                 2,102                    63,000
E. Kirby Warren                 1,879                  1,004                 2,493                    67,500
------------
(1) Messrs. Berv, Finn, Gilley, McLendon, Morong, Robb, and Warren and Mses. Harrington and Kerley are Trustees of 20, 19,
    26, 77, 24, 23, 24, 21 and 21 funds and portfolios, respectively, in the family of investment companies advised or managed by the Manager or its affiliates.

    As of June 26, 2001, all Trustees and officers of the Funds owned less than 1% of each class of the Funds.

                         PRINCIPAL HOLDERS OF SECURITIES

    The following lists shareholders of record who held 5% or more of the outstanding securities of the Funds as of June 26, 2001. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be "control persons," as defined in the 1940 Act of such class.

FUND                                  CLASS         SHAREHOLDER                     PERCENTAGE HELD
----                                  -----         -----------                     ---------------
National Fund                  Class A shares*      Salomon Smith Barney
                                                    333 W. 34th Street
                                                    New York, NY 10001-2483             90.38%
California Fund                Class A shares*      Salomon Smith Barney
                                                    333 W. 34th Street
                                                    New York, NY 10001-2483             96.44%
New York Fund                  Class A shares*      Salomon Smith Barney
                                                    333 W. 34th Street
                                                    New York, NY 10001-2483             93.53%
----------
*Prior to July 12, 2001, Class A shares were designated as "Citi Shares."

                               INVESTMENT MANAGER

    Each Fund retains CFM to act as its investment manager. CFM, which was formed to take over the mutual fund investment management operations of Citibank, N.A., serves as the investment manager to numerous other investment companies. CFM is an affiliate of Salomon Brothers Asset Management, Inc. and an indirect wholly owned subsidiary of Citigroup.

    The management contract between CFM and the Funds provides that CFM shall manage the operations of the Funds, subject to policies established by the Board of Trustees. Pursuant to the management contract, CFM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Funds' officers and Trustees regularly. CFM also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Funds: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Funds; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Funds' shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

    Investment decisions for each Fund are made independently from those of other funds or accounts managed by CFM and its affiliates. Such other funds or accounts may also invest in the same securities as the Funds. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

    As compensation for its services, CFM is entitled to receive a monthly management fee at annual rate of 0.80% of average daily net assets of each Fund.

    For the period from November 2, 1998 (commencement of operations) to December 31, 1998 and the fiscal year ended December 31, 2000, Citibank, N.A., the former investment manager to the California Fund, waived all management fees for the California Fund. For the fiscal year ended December 31, 1999, the fees paid to Citibank, N.A. by the California Fund under a prior management agreement, after waivers, were $56,949.

    For the fiscal year ended December 31, 1998, Citibank, N.A., the former investment manager to the National Fund, waived all management fees for the National Fund. For the fiscal years ended December 31, 1999 and 2000, the fees paid to Citibank, N.A. by the National Fund under a prior management agreement, after waivers, were $684,897 and $185,072, respectively.

    For the fiscal years ended December 31, 1998, 1999 and 2000, the fees paid to Citibank, N.A., the former investment manager to the New York Fund, under a prior management agreement, after waivers, were $1,026,221, $1,456,147 and $734,442, respectively.

    The management contract for the Funds provides that it will continue for successive annual periods provided that such continuance is specifically approved at least annually: (a) by the vote of a majority of the Trustees not parties to the management contract or "interested persons" of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Trustees or a majority of the outstanding voting securities. The management contract may be terminated on 30 days' written notice by either party and will terminate automatically if assigned.

    Under the terms of the management contract, neither CFM nor its affiliates shall be liable for losses or damages incurred by a Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of CFM or its affiliate or from reckless disregard by it of its obligations and duties under the management contract.

    Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Trustees adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of the Funds, which includes officers, Trustees and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Funds. In addition, access persons of the investment manager are required to comply with the adviser's code of ethics (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

    Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

DISTRIBUTOR

    Salomon Smith Barney Inc. ("Salomon Smith Barney"), 388 Greenwich St., New York, New York 10013, serves as each Fund's distributor pursuant to a distribution contract. Salomon Smith Barney is a wholly-owned subsidiary of Citigroup.

    Rule 12b-1 promulgated under the 1940 Act (the "Rule") provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Trustees of the Funds has adopted a services and distribution plan with respect to each class of shares (other than Class O) of each Fund pursuant to the Rule (the "Plan"). The Board of Trustees of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

    A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Trustees for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the applicable Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.

    For the period from November 2, 1998 (commencement of operations) to December 31, 1998, CFBDS, Inc. ("CFBDS"), the former distributor for the Funds, waived all fees payable from the California Fund under a prior distribution agreement. For the fiscal year ended December 31, 1998, CFBDS waived all fees payable from the National Fund under a prior distribution agreement. For the fiscal year ended December 31, 1998 the fees paid to CFBDS under a prior distribution agreement with the New York Fund, after waivers, were $555,422. For the fiscal year ended December 31, 1999, the fees paid to CFBDS under prior distribution agreements, after waivers were $153,959 for the California Fund, $455,060 for the National Fund, and $862,089 for the New York Fund. For the period from September 5, 2000 to December 31, 2000, the fees paid to Salomon Smith Barney under the Distribution Agreement, after waivers, were $60,103 for the California Fund, $208,580 for the National Fund and $472,109 for the New York Fund. On July 12, 2001, the outstanding shares of each Fund were converted to Class A shares.

EXPENSES

    Each Fund's expenses include taxes, interest, fees and salaries of such Fund Trustees who are not Trustees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the Board of Trustees, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

    Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

    The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark- up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of participations in loans and assignments of all or a portion of loans from third parties may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.

    Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

    Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

    Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

    Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. The Funds' Board of Trustees has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 1998, 1999 and 2000, none of the Funds paid any brokerage commissions.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Manager's other clients. Investment decisions for each Fund and for the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.
                                 NET ASSET VALUE

    Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by a Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

    Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees of each Fund.

                         ADDITIONAL PURCHASE INFORMATION

TIMING OF PURCHASE ORDERS

    Orders for the purchase of Fund shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Salomon Smith Barney by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to Citi Fiduciary Trust Company ("Citi Fiduciary" or the "Transfer Agent"), through the facilities of the National Securities Clearing Corporation ("NSCC") by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See "Buying Shares and Exchanging Shares" in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Smith Barney or Citi Fiduciary through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See "How to Open an Account and Purchase Shares" above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

    Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

CLASS A SHARES

        Volume Discounts. The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a Trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or
(13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a Trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Investment Advisers Act of 1940) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring Fund shares at a discount; and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

Sales Charge Reallowance. Purchases of Class A shares of a Fund may be made at each Fund's respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a Fund's Class A shares.

Right of Accumulation. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Funds Trust and Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. A Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the sub-transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

    Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the sub-transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the sub-transfer agent within twenty days of notification or, if not paid, the sub-transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the sub-transfer agent or eligible securities dealers.

DISTRIBUTION FEES

    Each class of each Fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 promulgated under the 1940 Act, to pay Salomon Smith Barney and others an annual service fee with respect to Class A, Class B and Class 2 shares of each Fund at the rate of 0.25% of the value of the average daily net assets of the respective class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at the rate of 0.75% of the value of the average daily net assets of Class B shares and 0.50% of the value of the average daily net assets of Class 2 shares. Class O shares of the Funds are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments to selected securities dealers. The distribution fees are paid to compensate for activities primarily intended to result in the sale of Class B and Class 2 shares.

    The expenses incurred in connection with these activities include: costs of printing and distributing the Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution- related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, the distributor may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a "trail fee") with respect to accounts that dealers continue to service.

    With respect to Class B shares, the distributor will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of 0.25% which will begin to accrue immediately after settlement. With respect to Class 2 shares the distributor will pay broker-dealers at the time of sale a commission of 1.75% of the purchase amount and a quarterly trail fee at an annual rate of 0.75% which will begin to accrue one year after settlement. In addition, with respect to Class A shares, the distributor will pay broker-dealers at the time of sale a commission and a quarterly trail commission at an annual rate of 0.25% which will begin to accrue immediately after settlement.

    Sales personnel of broker/dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by the distributor and dealers in connection with the sale of shares will be paid, in the case of Class A and Class 2 shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the deferred sales charges and ongoing distribution and service fees applicable to Class B shares.

    The Plans provide that the distributor may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, the distributor may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to the distributor under the Plans and payments by the distributor to selected securities dealers are payable without regard to actual expenses incurred.

    Salomon Smith Barney may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, Salomon Smith Barney may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by Salomon Smith Barney, any applicable Plan payments or Salomon Smith Barney's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

                        ADDITIONAL REDEMPTION INFORMATION

    If the Board of Trustees shall determine that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

    Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                   ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF THE FUNDS

        Federal Taxes. Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's income and its tax-exempt income), and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

TAXATION OF SHAREHOLDERS

        Taxation of Distributions. The portion of each Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt- interest dividends may increase a corporate shareholder's alternative minimum tax. In addition, if a shareholder is receiving Social Security or railroad retirement benefits any "tax-exempt" dividends may affect the amount of those benefits which are subject to federal income tax. Unless a Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt- interest dividends received from a Fund on their federal income tax returns.

    Shareholders of a Fund will generally have to pay federal income taxes on the balance of the Fund's distributions of net investment income and on any distributions from net short-term capital gains, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Because each Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations.

    Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution other than an exempt-interest dividend may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Backup Withholding. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or is otherwise subject to backup withholding, a Fund may be required to withhold tax at the rate then in effect on certain distributions and redemption proceeds paid to that shareholder. Under the Economic Growth and Tax Relief Reconciliation Act of 2001 the backup withholding rate, currently 31%, will be reduced to 28% in a series of steps beginning August 6, 2001, and ending on January 1, 2006.

Disposition of Shares. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares on which a sales charge has been paid if those shares were held for 90 days or less and following redemption the holder purchases shares of the Fund (or of any other fund) that generally are sold subject to a sales charge, without payment of that sales charge because of a reinvestment privilege accorded the holder in connection with the initial purchase of the shares redeemed.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

        Certain Debt Investments. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of a Fund that it might otherwise have continued to hold and thereby potentially cause the Fund to realize additional taxable gain or loss.

Future Contracts, Etc. The Funds' transactions in short sales "against the box" and futures contracts, if any, will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Trust on behalf of a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust on behalf of a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the Trust on behalf of the Fund and conversion of short- term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Trust will limit its investment activities in futures contracts on behalf of the Funds to the extent necessary to meet the requirements of Subchapter M of the Code.

    The preceding discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on in their own circumstances.

                        PERFORMANCE INFORMATION AND DATA

    From time to time, a Fund may advertise its "yield," "tax-equivalent yield," "effective yield," "distribution rate" and/or standardized and nonstandardized "average annual total return" over various periods of time. Total return and yield quotations are computed separately for each class of shares of a Fund. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for the Funds' Class A shares and Class 2 Shares include the maximum initial sales charge and for Class B and Class 2 shares include any applicable deferred sales charge during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

    Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. "Aggregate total return" figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum sales charge for the Class A shares or Class 2 shares or any applicable deferred sales charge for Class B and Class 2 shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

    From time to time the Funds may make available information as to its "yield" and "effective yield." The "yield" of a Fund refers to the income generated by an investment in each such Fund over a seven-day period, which period will be stated in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.

    Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Funds may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

    Yield and total return figures are calculated separately for Class A, Class B, Class 2 and Class O shares of a Fund. In the examples below, these calculations adjust for the different front end sales charges and deferred sales charges currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented.

    A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

AVERAGE ANNUAL TOTAL RETURN

    A Fund's "average annual total return" figures, as described in the Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

    P(1 + T)n = ERV

    Where: P = a hypothetical initial payment of $1,000.
           T = average annual total return.
           n = number of years.
           ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    In calculating the ending redeemable value, for Class A and Class 2 shares, the current maximum front end sales charge (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B and Class 2 shares, the applicable deferred sales charge imposed on redemption is deducted. The schedules of front end sales charges and deferred sales charges due upon redemption are described under "Choosing a Class of Shares to Buy" in the Prospectus.

    All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Funds offered Class B shares, Class 2 shares and Class O shares. For periods prior to July 12, 2001, Class B, Class 2 and Class O share performance provided in this SAI includes the performance of the respective Fund's Class A shares, adjusted to take into account the deduction of the initial sales charge and/or deferred sales charge applicable to the Class B and Class 2 shares, rather than the initial sales charge applicable to Class A shares, and adjusted to take into account the lack of sales charges for Class O shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, Class 2 and Class O shares are different than those of Class A shares, this blended Class B, Class 2 and Class O share performance is different than the performance of Class B, Class 2 and Class O shares would have been had those classes been offered for the entire period.

    The following tables set forth the average annual total returns for each class of shares of each of the Funds (in each case, after management fee waiver and reimbursement of certain expenses), for certain periods of time ending December 31, 2000 and reflect the effects of the maximum applicable front end sales charges and any applicable deferred sales charges payable by an investor under the Multiple Pricing System.

                                                        NATIONAL FUND

                                    FROM AUGUST 17, 1995
                                      (COMMENCEMENT OF
                                    OPERATIONS) THROUGH                    YEAR ENDED                     FIVE YEARS ENDED
                                     DECEMBER 31, 2000                 DECEMBER 31, 2000                 DECEMBER 31, 2000
                                     -----------------                 -----------------                 -----------------

Class A                                    6.42%                              6.77%                            5.40%
Class B                                    7.39%                              7.10%                            6.27%
Class 2                                    7.19%                              9.98%                            6.22%
Class O                                    7.39%                             12.10%                            6.43%

                                                       CALIFORNIA FUND

                                   FROM NOVEMBER 2, 1998
                                      (COMMENCEMENT OF
                                    OPERATIONS) THROUGH                    YEAR ENDED
                                     DECEMBER 31, 2000                 DECEMBER 31, 2000
                                     -----------------                 -----------------
Class A                                    3.36%                              8.89%
Class B                                    3.96%                              9.33%
Class 2                                    4.84%                             12.18%
Class O                                    5.71%                             14.33%

                                                        NEW YORK FUND
                                         YEAR ENDED                     FIVE YEARS ENDED                  TEN YEARS ENDED
                                     DECEMBER 31, 2000                 DECEMBER 31, 2000                 DECEMBER 31, 2000
                                     -----------------                 -----------------                 -----------------
Class A                                     6.25%                            4.30%                             6.22%
Class B                                     6.55%                            5.16%                             6.74%
Class 2                                     9.43%                            5.11%                             6.63%
Class O                                    11.55%                            5.32%                             6.74%

    As described in the Prospectus, each of the Funds has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower.

    The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

    The "aggregate total return" figures for each class of a Fund, as described herein, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

    AGGREGATE TOTAL RETURN = ERV - P
                             -------
                                P

    Where: P = a hypothetical initial payment of $10,000.
           ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The following tables set forth the aggregate total return of each class of shares of the Funds (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2000 and reflect the effects of the maximum applicable front end sales charges and any applicable deferred sales charges payable by an investor under the Multiple Pricing System.

                                                     NATIONAL FUND

                                    FROM AUGUST 17, 1995
                                (COMMENCEMENT OF OPERATIONS)               YEAR ENDED                     FIVE YEARS ENDED
                                 THROUGH DECEMBER 31, 2000             DECEMBER 31, 2000                 DECEMBER 31, 2000
                                 -------------------------             -----------------                 -----------------
Class A                                    39.74%                             6.77%                            30.08%
Class B                                    46.71%                             7.10%                            35.56%
Class 2                                    45.24%                            9.98%                             35.20%
Class O                                    46.71%                            12.10%                            36.56%

                                                    CALIFORNIA FUND

                                   FROM NOVEMBER 2, 1998
                                (COMMENCEMENT OF OPERATIONS)               YEAR ENDED
                                 THROUGH DECEMBER 31, 2000             DECEMBER 31, 2000
                                 -------------------------             -----------------
Class A                                     7.42%                             8.89%
Class B                                     8.78%                             9.33%
Class 2                                    10.78%                            12.18%
Class O                                    12.78%                            14.33%

                                                     NEW YORK FUND

                                         YEAR ENDED                     FIVE YEARS ENDED                  TEN YEARS ENDED
                                     DECEMBER 31, 2000                 DECEMBER 31, 2000                 DECEMBER 31, 2000
                                     -----------------                 -----------------                 -----------------
Class A                                     6.25%                            23.45%                            82.79%
Class B                                     6.55%                            28.61%                            91.91%
Class 2                                     9.43%                            28.31%                            89.99%
Class O                                    11.55%                            29.61%                            91.91%

THIRTY DAY YIELD

    The Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

    Yield = 2[(a-b+1)6-1]
              ----
               cd

    Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

    Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Any amounts representing sales charges will not be included among these expenses; however, the Funds will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges.

    Undeclared dividends, computed in accordance with Commission guidelines, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

    The thirty day yield of the Class A shares of the Funds at December 31, 2000 was as follows.*
                                        THIRTY DAY YIELD
             NATIONAL FUND
             Class A                          4.39%
             CALIFORNIA FUND
             Class A                          4.10%
             NEW YORK FUND
             Class A                          4.60%
----------
*All outstanding shares of the Funds were designated Class A shares on July 12, 2001. The Class B shares, Class 2 shares and Class O shares of the Funds are newly-created. Yield for the Class B, Class 2 and Class O shares of the Funds is not shown because those Classes of shares were not outstanding on December 31, 2000.

    The tax equivalent yield of each of the each Fund is computed by dividing that portion of the respective Fund's yield (computed as described above for each Fund) that is tax-exempt by one minus the stated combined regular federal income and state personal and, for the New York Fund, New York City personal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.

    The tax equivalent yield for the Class A shares of the Funds for the seven-day period ended December 31, 2000 is set forth below.*

                                       TAX EQUIVALENT YIELD
             NATIONAL FUND
             Class A                          7.27%
             CALIFORNIA FUND
             Class A                          7.48%
              NEW YORK FUND
             Class A                          8.53%
----------
*All outstanding shares of the Funds were designated Class A shares on July 12, 2001. The Class B shares, Class 2 shares and Class O shares of the Funds are newly-created. Yield for the Class B, Class 2 and Class O shares of the Funds is not shown because those Classes of shares were not outstanding on December 31, 2000.

    Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              SHAREHOLDER SERVICES

        Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds and of funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

    The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

    Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. On the sale, gain may be increased (or loss reduced) to the extent any sales charge otherwise applicable to the purchased shares is waived because of the sales charge, if any, incurred on the purchase of the shares in the exchange, if those shares were held for 90 days or less. The price of the shares of the fund into which shares are exchanged (adjusted for any waived sales charge not taken into account in determining gain or loss on the shares sold in the exchange) will be the new cost basis for tax purposes.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

    All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

    The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.

Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of a Fund. Withdrawal payments are made by the sub-transfer agent, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, a Fund or the sub-transfer agent upon written notice.

    The Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013 for more information.

Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class 2 shares, if an investor redeems Class B or Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Class B or Class 2 shares of any Fund within 60 days, the Class B or Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

    Any gain recognized on a redemption is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed had been acquired within the 90 days preceding the redemption, the amount of any gain or loss on the redemption may have to be computed without regard to any sales charges incurred on the redeemed shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

                                ACCOUNT SERVICES

    Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction. Shareholders can write or call a Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of such Fund.

                          SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares.

    The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. Effective July 12, 2001, the Trust's name was changed to Salomon Funds Trust. Pursuant to the Trust's Declaration of Trust, as amended, the Trustees have authorized the issuance of four series of shares, including the Funds and one other series. Prior to March 2, 1998, the National Fund was called Landmark National Tax Free Income Fund, and the New York Fund was called Landmark New York Tax Free Income Fund. From March 2, 1998 until September 4, 2000 the California Fund was called CitiFunds California Tax Free Income Portfolio, the National Fund was called CitiFunds National Tax Free Income Portfolio, and the New York Fund was called CitiFunds New York Tax Free Income Portfolio. From September 4, 2000 to July 12, 2001, the California Fund was called Citi California Tax Free Income Fund, the National Fund was called Citi National Tax Free Income Fund, and the New York Fund was called Citi New York Tax Free Income Fund. The assets of each Fund are segregated and separately managed. The Trust's Board of Trustees may, in the future, authorize the issuance of additional classes of shares representing shares of additional series of the Trust.

    Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class- specific expenses to the appropriate class to which such expenses apply.

    All shares of each Fund have equal voting rights. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

    Each shareholder is entitled to cast, at all meetings of shareholders on items on which that shareholder is entitled to vote, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Board of Trustees. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

    In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a series that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

    Subject to the provisions of the Trust's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

    The shares of the Funds have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

    At any meeting of shareholders of the Trust or of any series of the Trust, any financial intermediary through which shares are held may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that financial intermediary is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are issued only upon a shareholder's written request to the Trust's sub-transfer agent.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                          CUSTODIAN AND TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Service Agreement with Citi Fiduciary pursuant to which Citi Fiduciary acts as transfer agent for each Fund. As a Fund's transfer agent, Citi Fiduciary: registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, Citi Fiduciary receives a monthly fee for out-of-pocket expenses. The principal business address of Citi Fiduciary is 125 Broad Street, New York, New York 10004.

    Boston Financial Data Services, P.O. Box 9083, Boston, Massachusetts 02205-8691, will serve as the Funds' sub-transfer agent through July 27, 2001. PFPC Global Fund Services, Inc., P.O. Box 9764, Providence, RI 02940-9764, will serve as the Funds' sub-transfer agent beginning July 30, 2001. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, and distributes dividends and distributions payable by the Funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses.

    The Trust has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"). The Custodian, among other things: maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The Custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                             INDEPENDENT ACCOUNTANTS

    KPMG LLP, independent auditors, 757 Third Avenue, New York, NY 10017, serves as auditors of the Funds and renders opinions on the Funds' financial statements.

    Prior to February 2, 2001 Deloitte & Touche LLP served as the independent accountants for the Funds. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116.

                                     COUNSEL

    Bingham Dana LLP serves as counsel to the Funds, and is located at 150 Federal Street, Boston, Massachusetts 02110.

                              FINANCIAL STATEMENTS

    The audited financial statements of each of the National Fund, the California Fund and the New York Fund, for the fiscal year ended December 31, 2000 contained in the 2000 Annual Report of the Funds, are incorporated by reference into this SAI.

                                 APPENDIX A:
                            SPECIAL RISKS RELATING TO
                        CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. The California Fund is not responsible for the accuracy or timeliness of this information.

                               RECENT DEVELOPMENTS

    In the 2001-02 Governor's Budget, released on January 10, 2001, the Department of Finance projected that the California economy will continue to grow, but at a more moderate pace in 2001, followed by more robust gains in 2002. The projection assumes a relatively flat stock market and a 10% reduction in stock option income in 2001-02. The economic expansion has been marked by strong growth in high technology manufacturing and business services (including software, computer programming and the Internet), nonresidential construction, entertainment and tourism-related industries. Growth in 2000 was greater than earlier years in the economic expansion, with 3.6 percent year- over-year increase in non-farm payroll employment. Unemployment, less than 5 percent as of February 27, 2001, is at the lowest rate in over 30 years. Taxable sales in 2000 were estimated at more than 11 percent above 1999 levels. Continued economic improvement in Asia (Japan excluded), ongoing strength in NAFTA partners Mexico and Canada, and solid growth in Europe are expected to further increase California-made exports in 2001 and 2002. Nonresidential construction has been strong for the past four years. New residential construction has increased since lows of the early 1990s recession, but remains lower than during the previous economic expansion in the 1980s.

    The State appears to have avoided the sharp slowdown in economic growth that affected much of the rest of the nation in the latter months of 2000. Nonetheless, the State eventually could be affected by the nationwide slowdown. The energy situation poses an additional risk to the State's economy. During the past year, much of California has experienced difficulties with the prices and supplies of natural gas and electricity. Shortages of electricity resulted in rolling blackouts in much of the State beginning in January 2001. On January 17, 2001, the Governor proclaimed a state of emergency as the available electricity was insufficient to prevent widespread and prolonged disruption of electric service in the State. The Governor has employed a variety of measures intended to alleviate or prevent the emergency. He has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of the State's public utilities. The State Legislature also is considering a number of bills dealing with energy matters.

    The State hopes that the measures it has started to implement, coupled with conservation, load management and improved energy efficiency, will avoid future disruptions of the supply of electricity or natural gas to the public, decrease wholesale energy prices, and promote the financial recovery of the State's investor-owned utilities. The situation, however, continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in energy supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

                      RECENT DEVELOPMENTS REGARDING ENERGY

DEPARTMENT OF WATER RESOURCES POWER SUPPLY PROGRAM

    Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

    The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity produced by the Utilities and purchased by the Utilities from others under existing contracts. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities, segregated and held in trust for the DWR and remitted to the DWR. The DWR believes that its rates (described below) and servicing agreements which the DWR expects to enter into with the Utilities are being structured so that the Utilities will not have any claim, including in bankruptcy proceedings, to the revenue from retail customers.

    The DWR's power supply program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of May 21, 2001, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations aggregating $6.9 billion, of which $6.2 billion was to be funded through General Fund advances and $0.7 billion was to be paid from retail customer payments received by the DWR. As of May 21, 2001, $4.8 billion of the General Fund advances had actually been disbursed. Additional loans from the General Fund are planned, but the amounts to be loaned have not been determined because the cash needs of the DWR power supply program depend, among other things, on future power purchase costs and the timing and amount of revenues from retail electric sales. Retail customer payments for electricity furnished by the DWR aggregate substantially less than the DWR's cost of purchasing that electricity (although recent rate increases, described below, will increase the DWR's receipts). As of May 21, 2001, the DWR had received retail customer payments totaling $684 million. This shortfall will continue until prices paid for purchases of electricity fall to the point where revenues from rates charged to customers for electricity cover this expense (and related financing costs).

    The DWR plans to sell revenue bonds beginning in August, 2001, to repay the then outstanding loans from the State (with accrued interest) and to provide working capital for the DWR power supply program. The bonds are to be issued under Division 27 (commencing with Section 80000) of the California Water Code, as amended effective August 14, 2001 (the "Power Act"), and a trust indenture that will provide that the revenue bonds are payable solely from payments from retail customers for electricity (and other funds held under the indenture). The revenue bonds will not be a liability of or backed by the State General Fund, and neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. The State may make additional loans or other advances from the State General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by the DWR under the Power Act may not exceed $13.4 billion.

    The Administration projects that the State has sufficient available resources to continue to make loans to support the DWR power supply program at least through the summer of 2001. At April 30, 2001, the General Fund had a cash balance of $5.356 billion and the ability to borrow approximately $9.555 billion more from internal State sources. Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

RETAIL ELECTRIC RATES

    Under the California Public Utilities Code, the retail rates of the Utilities are established by the CPUC. Rates for the electricity supplied by the DWR and the Utilities have been increased substantially in 2001. On March 27, 2001, the CPUC approved substantial electricity rate increases for end use customers in the service areas of the two largest Utilities. On May 15, 2001, the CPUC adopted orders setting a rate design to allocate the rate increase, with various rates applicable to different classes of customers and differing levels of usage. Under the Power Act, the DWR is to establish, revise and notify the CPUC of its revenue requirement at least annually, and more frequently as required, and the CPUC is to establish the retail rates to be charged to retail electric customers for power being sold by the DWR. The DWR notified the CPUC of its first revenue requirement on May 2, 2001, and CPUC action is expected soon to establish rates applicable solely to DWR electricity being delivered to retail customers.

    Following regulatory changes in the late 1990's, the Utilities were required by State law and CPUC orders to purchase the electricity needed in excess of their own generation and contractual resources at fluctuating short- term and spot wholesale prices, while the retail electric rates that they were permitted to charge their residential and small business customers were capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges, and the Utilities have reported substantial resulting losses. One result has been that the creditworthiness of the Utilities has deteriorated, adversely affecting their ability to purchase electricity. The two largest Utilities in the State, Pacific Gas and Electric Company ("PG&E") and Southern California Edison Company ("SCE"), reported publicly that they have, since January 2001, defaulted on some of their obligations.

    On April 6, 2001, PG&E filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (the "PG&E Bankruptcy") are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, PG&E's operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E's available cash flow and assets among its various creditors. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions which affect prices charged to retail customers for electricity or affect existing contracts for purchase or sale of electricity.

    SCE has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor (described further below) designed to strengthen its financial condition.

    All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

EXECUTIVE AND LEGISLATIVE INITIATIVES

    The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of California's public utilities. A number of power plant construction projects are underway in California and other Western states. As these new facilities become operational, the increased supply of power is expected reduce the risk of rotating blackouts and lower the cost of power in the wholesale market. In addition, the Governor has issued a series of Executive Orders to streamline the review process for new peaking power facilities; reduce administrative hurdles to accelerate power plant construction; promote development of renewable energy systems; increase the hours of operation of existing facilities; and provide for rebates and rate reductions to reward conservation efforts.

    The Governor has conducted negotiations with the Utilities concerning the above-mentioned efforts to maintain the financial viability of the Utilities. A memorandum of understanding ("MOU") has been reached with SCE (but not the other Utilities) as to such matters as financing undercollections of power purchase costs, the purchase of high-voltage transmission lines, and future power purchases and sales. The MOU with SCE is subject to the enactment of authorizing legislation and CPUC and Federal Energy Regulatory Commission approval, among other conditions. There can be no assurance that the MOU will be implemented as signed, or in any modified form.

    Legislation was enacted in April, 2001, authorizing $850 million in State expenditures for energy conservation efforts, including funds to weatherize homes of low-income residents, funds for rebates on energy-efficient appliances, incentives for businesses that cut consumption, and public information campaigns. Legislation was enacted in May, 2001, to create the California Consumer Power and Conservation Financing Authority, a new State agency that will be authorized to build, purchase and obtain by eminent domain electricity generation and transmission facilities and natural gas transmission facilities, to encourage energy conservation programs, and to issue revenue bonds to finance such programs. The State Legislature is considering various other bills dealing with energy matters.

NATURAL GAS SUPPLIES

    California imports about 85 percent of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Shortages and pricing of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

LITIGATION

    A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing contractual obligations of certain small power generators; and antitrust and fraud claims against various parties. Adverse rulings in certain of these matters may affect power costs borne by the DWR Power Supply Program described above.

PROSPECTS

    With the peak electricity demand coming in the summer, additional rotating blackouts are expected in coming months of 2001. The extent of such disruptions cannot be predicted, and estimates from various sources vary widely. The State Department of Finance believes that the potential economic impacts of the electricity situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 50th among the 50 states in energy expenditures as a percent of gross product, according to US Department of Energy data for 1999. Nonetheless, the DWR believes there is potential for economic disruption during the summer if blackouts are significant, and that longer term business investment and location decisions may be adversely affected.

    While the State hopes that the measures described above, coupled with conservation, load management and improved energy efficiency, will mitigate future disruptions of the supply of electricity to the public and avoid them in the longer term, lower wholesale power prices and promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. Unrestrained wholesale electricity prices expose the State to the need for additional, potentially significant rate increases on retail end use customers, resulting in a further drag on the State's economy. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

    On April 24, 2001, Standard & Poor's lowered its rating on the State's general obligation bonds to A+ from its previous rating of AA. The rating remains on CreditWatch with negative implications, where it was placed January 19, 2001 shortly after the State purchased power to avoid blackouts caused by the insolvency of two investor-owned utilities, one of which, PG&E, filed for bankruptcy April 6, 2001. The rating downgrade reflects the mounting and uncertain cost to the State of the current electrical power crisis, as well as the likely long-term detrimental effect of the crisis on the State's economy. It also reflects Standard & Poor's belief that given the large magnitude of the problem in relation to the size of the fund balances that the State typically budgets, the State's capacity to pay debt service, while still adequate, has been reduced.

    On April 18, 2001, Fitch, Inc. ("Fitch"), which has issued a credit rating of AA on the State's general obligation bonds, placed the bonds on Ratings Watch Negative, prompted by the uncertainty created by the filing of an appeal by PG&E of the interim order of the California Public Utilities Commission setting a method for calculating the California Procurement Adjustment ("CPA"). The CPA determines the amount of power revenue bonds that may be issued by the DWR pursuant to the State's power purchase program. The power revenue bonds, when issued, are an integral part of the power purchase program since they reimburse the State's general fund for amounts advanced for power purchases and finance future purchases. The rating move reflects Fitch's belief that the calculation of the bond authorization is in doubt until the results of the appeal are known or other corrective action is taken. It also reflects Fitch's belief that the filing of the appeal, and of other potential appeals, will likely cause delays in the power financing process.

    On May 15, 2001, Moody's Investors Service, Inc. ("Moody's") lowered its rating on the State's general obligation bonds to Aa3 from Aa2. The ratings downgrade reflects the increasing financial risks associated with the continuing energy crisis, as well as those related to trends in the broader U.S. and California economies. It also reflects Moody's belief that the setback in securing legislation to provide energy purchaser bridge financing threatens to compound the risks and cost of the energy crisis and that the May Revision of the 2001-02 Governor's Budget ("May Revision") confirms the substantial revenue deterioration that is expected to emerge due to the weak high technology sector and stock market.

    In addition, on April 6, 2001 Moody's changed the outlook for the State's general obligation debt to negative from stable. The change of outlook reflects Moody's belief that the deepening electric power crisis, compounded by PG&E's bankruptcy filing, has increased the risks to the State's otherwise strong fiscal and economic condition. It also underlies Moody's concern that an additional risk of the crisis lies in the uncertainty about the reliability and cost of power, namely whether the State will be able to satisfy its targets for conservation as well as new generation capacity to address the summer's peak demand. Together, this uncertainty and the diminished hydroelectric production in the Northwest increase the likelihood of rolling blackouts during the summer and beyond. Moody's believes that the potential unreliability and unpredictability of power are a more serious threat to economic growth than the rate recovery increases that ultimately will be needed to resolve the crisis.

    There is no assurance that such ratings will continue for any given period of time or that they will not be revised again or withdrawn entirely by a rating agency if, in the judgment of such rating agency, circumstances so warrant. Additional revisions or withdrawals of ratings could have adverse effects on the market price of the State's general obligation bonds.

                 CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

STATE APPROPRIATIONS LIMIT

    The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

    As of the release of the May Revision, the Department of Finance projects the State's Appropriations Limit for 2000-01 will be $2.093 billion under the State Appropriations Limit in fiscal year 2000-01 and $9.769 billion under in fiscal year 2001-02. No refund of taxes will occur unless the State exceeds its Appropriations Limit in 2000-01.

PROPOSITION 98

    On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act. Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools" funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    During the recession in the early 1990s, General Fund revenues were less than originally projected for several years, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature designated the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 between fiscal years 1991-92 and 1993-94.

    In 1992, a lawsuit titled California Teachers' Association v. Gould was filed challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment is reflected as part of the appropriations and counts toward satisfying the Proposition 98 guarantee or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

    Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 2000-01 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by more than 58 percent since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.6 billion. This drop in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $30.9 billion to approximately $28.0 billion. However, despite this decline in the calculated minimum guarantee, the Governor's May Revision funds K-14 education at more than $4.5 billion above the minimum level and less than one percent under the level proposed in the Governor's Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $46.5 billion or $7,168 per pupil at the K-12 level - an increase of more than seven percent in just the last year. The Governor proposes new initiatives to lengthen the middle school year, advance technology in high schools, enhance school accountability, provide increased professional development in reading and mathematics, expand principal training, and provide incentives for intensive algebra instruction.

SOURCES OF TAX REVENUE

    The following is a summary of the State's major revenue sources.

Personal Income Tax
    The California personal income tax, which in 1999-00 contributed about 55 percent of General Fund revenues and transfers, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1.0 to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the federal AMT.

    Taxes on capital gains realizations, which have in part been linked to stock market performance, have become a larger component of personal income taxes in the last few years. For the 2000-01 fiscal year, capital gains appear to be contributing nearly one-quarter of all General Fund revenue, a dramatic increase from their 5.6 percent share in 1995-96.

    The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

Sales Tax
    The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Sales tax accounted for about 29 percent of General Fund revenue and transfers in 1999-00. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to federal law, out-of-state sales to Californians over the internet are not taxed by the State at this time.

    The State currently imposes a basic 7.00 percent sales tax rate. Pursuant to law, 0.25 percent of a basic 5.00 percent State tax rate may be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years will exceed 4 percent of General Fund revenues. The 0.25 percent rate can be reinstated if the Director of Finance subsequently determines that the reserve will not exceed 4 percent of General Fund revenues. Pursuant to this law, a 0.25 percent cut in the State sales tax occurred on January 1, 2001 but will be reinstated as of January 1, 2002 if the estimated budget reserve at June 30, 2002 is less than 4 percent of General Fund revenues.

Bank and Corporation Tax
    Bank and corporation tax revenues, which comprised about 9 percent of General Fund revenue in 1999-00, are derived from the following taxes:

        1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

        2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

        3. The alternative minimum tax ("AMT") is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of
    6.65 percent.

        4. A minimum franchise tax of $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

        5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

Insurance Tax
    The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit- sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. Insurance taxes comprised approximately 2 percent of General Fund revenues and transfers in 1999-2000.

Other Taxes
    Other General Fund major taxes and license revenues include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and trailer coach license fees. These other sources totaled approximately 2 percent of General Fund revenues and transfers in fiscal year 1999-00.

Special Fund Revenues
    The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, Special Fund revenues comprise three categories of income:

        1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

        2. Charges for special services to specific functions, including such items as business and professional license fees.

        3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

    Motor vehicle related taxes and fees accounted for about 53 percent of all Special Fund revenues and transfers in 1999-00. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 1999-00, $8.3 billion was derived from the ownership or operation of motor vehicles. This was 3.7 percent below the 1998-99 level, due to tax reductions enacted for vehicle license fees. About $4.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. These amounts include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

Vehicle License Fee
    Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ("Chapter 322") established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001. Beginning July 1, 2001, the offset will be permanently increased to 67.5 percent. These offset levels are expected to reduce vehicle license fee revenues by $1.833 billion in fiscal year 2000-01, $3.653 billion in 2001-02 and $3.855 billion in 2002-03. The amount will be adjusted thereafter as vehicle sales activity changes.

    Under Chapter 322, continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. If in any year the Legislature fails to appropriate enough funds to fully backfill the then-applicable vehicle license fee offset, the percentage offset will be reduced to assure that local governments are not disadvantaged.

    In response to revenue growth, the Legislature provided an additional 32.5 percent vehicle license fee reduction for the period January 1, 2001 through June 30, 2001. This additional reduction is returned to taxpayers in the form of a rebate. The Legislature appropriated $2.052 billion in 2000-01 to fund taxpayer rebates in 2000-01 and a portion of the 67.5 percent offset in 2001-02. Therefore, total tax relief from the vehicle license fee offset and rebates is $3.9 billion in fiscal year 2000-01 and $2.4 billion in 2001-02.

Taxes on Tobacco Products

    On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research and indigent health services, and environmental and recreation programs.

    Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50 cents per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of one dollar per pack. There is litigation pending challenging the enactment of these new taxes.

    The State excise tax on cigarettes of 87 cents per pack and other tobacco product taxes are earmarked as follows:

    o Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, go to the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

    o Twenty-five cents of the per-pack tax on cigarettes, and the equivalent rates levied on non-cigarette tobacco products, are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs. This portion of the excise tax was imposed on January 1, 1989, as voters approved Proposition 99 in 1988.

    o  Ten cents of the per-pack tax is allocated to the State's General Fund.

    o The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund. Legislation enacted in 1993 added the additional per pack excise tax for the purpose of funding breast cancer research.

TOBACCO LITIGATION

    In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of this money will be paid to the State, and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During fiscal year 2000-01, the General Fund received $383 million in settlement payments. The May Revision forecasts payments to the State totaling $475 billion in 2001-02.

    The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2001, was 7.2 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.

                      PRIOR FISCAL YEARS' FINANCIAL RESULTS

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

    The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties (the "SFEU") at June 30, 2000 of over $8.7 billion.

                              CURRENT STATE BUDGET

    The discussion below of the fiscal year 2000-01 and 2001-02 budgets is based on estimates and projections of revenues and expenditures for the current and upcoming fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2000 Budget Act and 2001-02 Governor's Budget and May Revision, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

FISCAL YEAR 2000-01 BUDGET

    2000 Budget Act. The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

    At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

    The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.

    Some of the major features of the 2000 Budget Act were the following:

        1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. Per pupil spending is estimated at $6,701 per ADA, an 11 percent increase from the 1999 Budget Act. Of the 2000-01 funds, over $1.8 billion is allowed for discretionary spending by school districts. Major new programs included money for high school scholarship to high-achieving students, English language and literacy, improving teacher quality, funding teacher bonuses and salaries for beginning teachers, increasing investments in technology and funding professional development institutes. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

        2. Funding for higher education increased substantially above the revised 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, Community Colleges funding increased by $497 million (9.0 percent). Undergraduate fees at UC and CSU and the per-unit charge at Community Colleges will be unchanged. The Budget Act anticipates enrollment increases in all sectors, and an expansion of financial aid.

        3. Increased funding of $2.7 billion General Fund for health and human services.

        4. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

        5. A total of about $1.5 billion of tax relief was enacted as part of the budget process. The vehicle license fee reduction, started in 1998, was accelerated to the final 67.5 percent level for calendar year 2001, two years ahead of schedule. The acceleration will cost the General Fund about $887 million in fiscal year 2000-01 and $1.426 billion in fiscal year 2001-02. A one-time Senior Citizens Homeowner and Renters Tax Assistance program will cost about $154 million. A personal income tax credit for teachers will cost $218 million and a refundable credit for child care expenses will cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-01.

        6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated to the COPS program for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

Subsequent Developments. The Legislature passed a number of bills with fiscal impacts on the General Fund in 2000-01, which were not included in the 2000-01 Budget, prior to the end of its session on August 31, 2000. Among these were bills to expedite the licensing of new power plants ($57.5 million), to establish a juvenile crime prevention program ($121 million) and to augment the Senior Citizens Property Tax Assistance Program ($100 million). Another bill would enhance retirement benefits for both active and retired teachers. Excess assets and normal cost surplus in the program would fund the costs of enhanced benefits and also provide a $100 million General Fund savings for 2000-01 from reduced contributions to the State Teachers Retirement System.

    Based on results through the first quarter of fiscal year 2000-01, the Department of Finance estimated that revenues were sufficiently strong to make it likely that the State would end the fiscal year at June 30, 2001 with a balance in the budget reserve greater than 4 percent of General Fund revenues. Based on this estimate, since the reserve for the year ended June 30, 2000 was also above 4 percent of General Fund revenues, the Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by
0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.

    The 2001-02 Governor's Budget released on January 10, 2001, provided updated 2000-01 revenue and expenditure estimates. These estimates were further updated on May 14, 2001, with the release of the May Revision. The May Revision stated that General Fund revenues in 2000-01 are estimated to be $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy in 2000. Expenditures in 2000-01 were estimated to be $80.2 billion, about $1.4 billion above the Budget Act estimates. The Department of Finance estimated in the May Revision that the June 30, 2001 SFEU balance, the budget reserve, will be approximately $5.9 billion, a substantial increase over the Budget Act estimate of $1.78 billion. This reserve is being used to provide advances to support the DWR power purchase program. Even with these advances, the Administration does not expect the need to utilize any significant amount of internal borrowing from other State funds prior to the end of the fiscal year.

FISCAL YEAR 2001-02 BUDGET

    The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

    The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The May Revision projects General Fund revenues in 2001-02 will be about $74.8 billion, a drop of $3.2 billion from revised 2000-01 estimates and $4.6 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

    The May Revision also stated that spending requirements for 2000-01 and 2001-02 would be higher than estimated in the 2001-02 Governor's Budget, principally because of higher retirement costs and increased school spending due to higher population than originally estimated. In the May Revision, the Administration proposed a series of actions to address these increased costs and decreased revenues. The proposals assume that the State will issue revenue bonds to repay the loans which have been made from the General Fund to pay for energy purchases since January 2001, so that a General Fund surplus (including reserves) of almost $6 billion will be available to pay for programs in 2001-02.

    The principal elements included in the May Revision were: (1) reduction in budget and litigation reserves to $1.1 billion from $2.4 billion, (2) postponement of the allocation from the General Fund to transportation programs of $1.3 billion in 2001-02 and $1.2 billion in 2002-03 of sales tax receipts on gasoline sales, with a corresponding extension by two years of the Governor's transportation initiatives first enacted in the 2000 Budget Act, (3) reduction of $400 million of proposals from the 2001-02 Governor's Budget for one-time non-capital outlay expenditures for a variety of programs, including local government fiscal relief, housing and environmental programs, (4) shift of $390 million of non-transportation capital outlay projects from "pay-as-you-go" to debt financing, (5) transfer of $600 million of other special funds to the General Fund, and (6) other budget reductions totaling over $1 billion. Total spending for K-12 schools and community colleges is proposed to increase over 2000-01. The overall spending plan for 2001-02 contained in the May Revision totals $79.7 billion, almost $600 million below projected expenditures in 2000-01, and $3.2 billion below the 2001-02 Governor's Budget proposal. The final 2001 Budget Act will depend on further negotiations between the Administration and the Legislature.

                                   LITIGATION

    The State is a party to numerous legal proceedings. The following are the most significant pending proceedings as reported by the Office of Attorney General.

    On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs are being submitted; no date has yet been set for oral argument.

    The State is involved in ongoing litigation, Hayes v. Commission on State Mandates, related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments -- $270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. All school districts, county offices of education, and Special Education Local Planning Areas have approved the settlement and legislation ratifying the settlement has been proposed.

    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

    The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, California v. J. B. Stringfellow, Jr. et al., the State is seeking recovery for the past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial is not expected to begin until 2002.

    The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery of damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of the plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. Retrial is presently underway in Yuba County.

    In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the County of San Bernardino and Barlow cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following three years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

    The State is involved in three refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al.
v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and judgment was rendered on November 15, 2000 in defendants' favor on all counts. The McLane/ Suneast plaintiffs timely appealed all "double tax" issues, and the CART and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

    In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San FrancisCo. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. Oral argument has been set for June 14, 2001.

    Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the EEOC intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The parties are engaged in settlement discussions. No trial date is set.

    On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District ("LAUSD"), against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (Godinez, et al. v. Davis, et al. ) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege the present allocation method does not dispense new construction funds on priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date, adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). CASH seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. No appearance has been made by the SAB in the CASH suit. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

    In Charles Davis v. California Health and Human Services Agency, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The state is vigorously defending this action.

    In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting the case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

LITIGATION RELATING TO ENERGY MATTERS

    ACTIONS SEEKING COMPENSATION FOR BLOCK FORWARD CONTRACTS COMMANDEERED BY THE GOVERNOR

    The California Power Exchange ("Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board seeking compensation from the State as a result of commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from SCE) and PG&E in February 2001. The claim asserts the value of the SCE contracts to be approximately $682.5 million and the value of the PG&E contracts to be approximately $380.2 million for a total claim of approximately $1.0627 billion. The State disputes the amount of this claim. In addition, SCE and PG&E have filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. The Board has consolidated the briefing and hearing of these three claims. The briefing schedule and hearing date have not been set by the Board.

    On May 17, 2001, the claim of the Power Exchange (which in early 2001 filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code) was assigned in the Power Exchange bankruptcy proceedings to the Participants' Committee, made up of the approximately 70 market participants. A group claim on behalf of the Participants' Committee was to be filed with the Victim Compensation and Government Claims Board by May 31, 2001. The group claim was scheduled to be consolidated with the other three claims (i.e., Power Exchange, PG&E and SCE) and presented at a June 22, 2001 Board meeting.

    THE IMPACT OF AN ADVERSE DECISION IN ONE OR MORE OF THE FOLLOWING CASES MAY AFFECT POWER COSTS IN CALIFORNIA, INCLUDING THOSE BORNE BY THE DWR POWER SUPPLY PROGRAM.

    ACTIONS CHALLENGING THE GOVERNOR'S AUTHORITY TO COMMANDEER BLOCK FORWARD CONTRACTS AND SEEKING EQUITABLE RELIEF

    In Duke Energy Trading and Marketing v. Davis, et.al., (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order ("TRO") and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing and the TRO, seeking an order restraining the California Independent Systems Operator ("ISO") from requiring the energy producer to supply energy under the contracts, was taken off calendar. Pursuant to an interim settlement, Duke Energy delivered power to the DWR through April 30, 2001. On April 30, 2001, the U.S. District Court granted Governor Davis' motion to dismiss plaintiff's complaint based on Eleventh Amendment immunity and denied plaintiff's motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the District Court against co-defendant, the Power Exchange, without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeal, with a motion that the briefing schedule and hearing on the appeal be expedited. On May 8, 2001, the State opposed the motion on the grounds that Duke Energy had not shown irreparable harm and requested dismissal of the appeal for lack of jurisdiction, as the orders appealed from were not final, appealable orders. The Ninth Circuit Court of Appeal denied the State's motion to dismiss without prejudice to raising the issues in its brief on the merits, ordered an expedited briefing schedule, and set the matter for oral argument in mid-August.

    Tucson Electric v. Davis and California Power Exchange is a matter pending before Federal Energy Regulatory Commission ("FERC") in which Tucson Electric is challenging the Governor's commandeering of the block forward contracts. The State has filed and answer asserting, inter alia, that FERC has no jurisdiction over the Governor. The California Power Exchange has asserted that the matter is stayed by the Power Exchange bankruptcy.

    ACTIONS CONTESTING THE ISO'S AUTHORITY TO CONTINUE TO ORDER POWER FOR PG&E AND SCE

    In California Independent Systems Operator v. Reliant Energy Services et. al. (U.S. District Court, E.D. Cal), the ISO sued Reliant Energy ("Reliant") and three other energy producers (Williams, AES, and Dynegy) because they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by the ISO during a "System Emergency." The ISO filed an application for a TRO and preliminary injunction. The State of California acting through its Electricity Oversight Board intervened in the action in support of the ISO. On February 7, 2001, the District Court issued a TRO preventing the energy producers from refusing to supply power under the ISO tariff, even if they were not paid for the power ordered by SCE and PG&E. Pursuant to a stipulation among the parties, the TRO was dissolved and the four generators agreed to continue supplying power to the ISO, subject to termination on 48 hours' notice in the event of a favorable ruling by FERC on an Amendment to the ISO tariff proposed by the generators which would address the issues in the lawsuit. However, as of March 19, 2001, Reliant refused to extend the stipulation and on March 21, 2001, the court granted the ISO's motion for preliminary injunction against Reliant and denied Reliant's motion to dismiss the ISO complaint. Reliant filed an emergency motion with the 9th Circuit Court of Appeals for a stay of the preliminary injunction pending appeal, requesting a decision by April 4, 2001.

    On April 5, 2001, the Court of Appeals granted the motion staying the preliminary injunction based primarily on the assertions of FERC jurisdiction. On April 6, 2001, the FERC issued an order rejecting the ISO's position that a tariff authorizing energy producers to refuse to supply power pursuant to ISO dispatch orders where the purchaser could not demonstrate creditworthiness, did not apply to emergency power and expressly found that the creditworthy criterion applied to all power purchases. Since these rulings, some power producers have indicated their unwillingness to provide emergency power pursuant to ISO dispatch orders unless payment is guaranteed by a creditworthy purchaser such as the State.

    In the same action, Reliant has filed a third-party complaint against the DWR seeking a declaration that AB 1X should be read to require the DWR to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for TRO to include the DWR based on the third-party complaint. On March 21, 2001, the District Court granted the DWR's motion to dismiss Reliant's third-party complaint based on the Eleventh Amendment immunity. Reliant's appeal to the Ninth Circuit was dismissed by stipulation and motion. The underlying District Court case is currently "on hold" pending further FERC proceedings.

    In Duke Energy Trading and Marketing v. California Independent Systems Operator et. al. (U.S. District Court C.D. Cal), filed February 14, 2001, plaintiff alleges that the ISO/DWR are continuing to buy power for SCE and PG&E even though the utilities do not meet the creditworthiness requirements of the ISO tariff and that this constitutes a "taking" of property in violation of the 5th and 14th amendments to the United States Constitution. Duke Energy seeks declaratory relief and injunctive relief. Pursuant to stipulation, the action is stayed and Duke Energy is required to continue to supply power pursuant to ISO orders. On April 30, 2001, the District Court denied the ISO's motion to transfer venue to the Eastern District. Responsive pleadings are due June 25, 2001.

    ACTIONS BY QUALIFIED FACILITIES FOR RELIEF FROM LONG-TERM POWER SUPPLY CONTRACTS WITH SCE AND PG&E

    In Luz Solar Partners, Ltd. v. Southern California Edison Company (Sacramento County Superior Court), and similar actions around the State, plaintiff, an independent power generator (a "Qualified Facility" or "QF"), applied for a temporary restraining order and preliminary injunction, suspending or terminating its contract with SCE to supply electricity, thereby allowing Luz Solar to sell that power in the open market at substantially higher prices. On May 21, 2001, the Attorney General filed an amicus curiae statement in support of SCE's opposition to Luz Solar. The application for a temporary restraining order was denied on May 29, 2001, and the hearing on plaintiff's motion for preliminary injunction is set for June 14, 2001.

    PACIFIC GAS AND ELECTRIC BANKRUPTCY AND RELATED ADVERSARY PROCEEDINGS

    On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California in San Francisco (In re Pacific Gas and Electric, U.S. Bankruptcy Court, N.D. Cal.). The State has 180 days from April 6, 2001 to assess claims it may have as a creditor of PG&E, including but not limited to, income and property taxes, regulatory fees, files or penalties and environmental claims.

    On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court seeking declaratory and injunctive relief against California Public Utilities Commission and its current Commissioners in their respective capacity (collectively "CPUC") to prevent the CPUC from implementing or enforcing any order that requires PG&E to transfer any under-collection in its Transition Revenue Account to its Transition Cost Balancing Account on the grounds that such orders are illegal, improper and automatically stayed pursuant to provisions of the federal Bankruptcy Code. The CPUC filed an opposition brief asserting sovereign immunity, that the automatic stay does not apply, that if the automatic stay does apply the police and regulatory power exception applies, that PG&E must comply with State law in bankruptcy, and that the federal Bankruptcy Code does not authorize the court to grant the relief requested. On June 1, 2001, the bankruptcy judge denied PG&E's motion for preliminary injunction based upon the CPUC's assertion of sovereign immunity and granted the CPUC's motion for summary judgment.

    PG&E has also filed an adversarial proceeding against the ISO to enjoin it from ordering power on PG&E's behalf unless the DWR has agreed to pay for the power. This matter was heard on June 5, 2001. At the hearing, the parties agreed to work on a stipulation to a preliminary injunction that essentially requires the ISO to comply with the FERC orders (i.e., not to purchase power on behalf of a party that is not creditworthy or does not have a creditworthy backer). If the parties cannot agree by June 11, 2001, the court will treat the matter as submitted. Reliant Energy Services moved to intervene in the proceedings claiming it is suffering harm because it is providing the power that the ISO is sending to PG&E despite PG&E's lack of creditworthiness, allegedly in contravention of FERC's orders. The court denied Reliant's request to appear as "amicus" at the hearing on PG&E's request for a preliminary injunction against the ISO. The court gave Reliant until June 11, 2001 to file a reply to the ISO's opposition to its motion to intervene in the adversary proceeding. The court granted the Official Committee of Unsecured Creditors' motion to intervene in this adversary action.

    More than twenty QFs have filed motions seeking relief from the automatic stay to allow them to suspend their contracts with PG&E or, in the alternative, seeking to compel PG&E to assume or reject their (executory) power contracts immediately. Two QFs, Mid-Set Cogeneration Co. and Oildale Group, claimed extreme financial hardship from having to provide power to PG&E without getting paid. On June 1, 2001, the court ruled on the QFs' motions: (1) denying the QFs' motions for relief from stay and their request to set a deadline for PG&E to assume or reject the contracts and (2) setting June 29 as a deadline for PG&E to file a statement supported by specific reasons as to when it will be in a position to assume or reject the contracts of all the QFs that now have motions on file. The court indicated that it would allow a similar procedure for QFs that do not have motions on file. However, the court provided some financial relief to those QFs that could demonstrate extreme financial hardship by ordering PG&E to either make adequate protection payments, in accordance with a formula, starting June 17, 2001 to Mid-set and Oildale so long as they are delivering electricity to PG&E, or allow the QFs to suspend performance (under conditions established by the court).

    ACTION CHALLENGING THE VALIDITY OF SENATE BILL 7X

    In Hendricks v. Hannigan, (San Diego Superior Court), plaintiff challenged implementation of Senate Bill 7X by the Director of the DWR on the ground that it provided for a gift of public funds. Senate Bill 7X authorized the DWR, for a period not to exceed 12 days from January 19, 2001, to purchase electric power from any party and to make that electric power available, at cost, to the ISO, public utility corporations or retail end-use customers. The purchases were to be funded from $400,000,000 transferred from the General Fund to a newly-established DWR Electric Power Fund. Defendant's demurrer was sustained without leave to amend and the complaint was dismissed. Plaintiff filed a notice of appeal on January 29, 2001.

                                   APPENDIX B:
                            SPECIAL RISKS RELATING TO
                         NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers. The New York Fund is not responsible for the accuracy or timeliness of this information.

                            CURRENT ECONOMIC OUTLOOK

    The information in this section summarizes the State economic situation and outlook upon which projects of receipts and certain disbursements were made for the State's 2000-01 and 2001-02 Financial Plans.

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

    The forecast of the State's economy shows continued growth for 2001 and 2002 in employment, wages, and personal income, although the growth will moderate significantly from the rates achieved in 2000. Personal income is estimated to have grown by 7.7 percent in 2000, fueled in part by a large increase in financial sector bonus payments and strong growth in total employment. Personal income is projected to grow 4.5 percent in 2001. The slowdown in growth is attributable to slower employment growth and expected weakness in the financial sector. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, healthcare, social service, and financial sectors.

    Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in financial markets, such uncertainties are more pronounced at this time. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are capital gains realizations and finance sector bonus income. With many Wall Street profit making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001. Historically, financial sector bonus income has been closely tied to industrial profits. Moreover, DOB expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could easily fall below (or rise above) expectations. The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

    Given the importance of the securities industry in the State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the State economy. In addition, there is a possibility that greater-than- anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

2001-02 FISCAL YEAR

    The Financial Plan projects total General Fund receipts, including transfers from other funds, of $42.66 billion in the 2001-02 fiscal year, an increase of $2.54 billion over the 2000-01 fiscal year. Total disbursements, including transfers to other funds, are estimated at $41.34 billion, an increase of $1.45 billion over 2000-01. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9%. Spending from all governmental funds is expected to grow 5.3%, increasing by $4.19 billion to $83.62 billion. The Financial Plan includes an additional $250 million in income tax receipts for the Debt Reduction Reserve Fund. The Governor proposes retaining the additional receipts for a reserve, consistent with his recommendations for the use for the 2000-01 cash surplus. The outyear gap projections include potential imbalances of $2.48 billion in the 2002-03 fiscal year and $2.93 billion in the 2003-04 fiscal year.

    The State has not yet enacted a budget for the 2001-02 fiscal year, which began on April 1, 2001, but on March 29, 2001 did enact appropriations for State-supported, contingent contractual, and certain other debt-service-like obligations for the entire 2001-02 fiscal year. The State also has passed legislation that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local government, and certain other items through June 17, 2001. In prior years, the State enacted similar interim appropriations to permit the State to continue operations until final action on the Executive Budget.

2000-01 FISCAL YEAR

    The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by the Division of the Budget ("DOB"). After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund, $292 million in the Community Projects Fund, and $29 million on the Universal Pre-Kindergarten Fund.

    In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund. The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from the Local Government Assistance Corporation ("LGAC") that may be used to pay tax refunds during fiscal year 2002-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependant Care Tax Credit.

    The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund (for debt reduction in the fiscal year 2001-02.)

    General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. It should be noted that the receipts for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year, as discussed above. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

    General Funds disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year. In comparison to the projections contained in the May Financial Plan, disbursements were $778 million higher than projected. The increase in projected disbursements is related primarily to the financing of labor agreements that were ratified by State employee unions and approved by the Legislature after adoption of the May Financial Plan. The May Financial Plan provided a reserve to fully finance the estimated costs of these agreements, but did not reflect higher projected disbursements since the contracts were not yet finalized. Accordingly, disbursements for State Operations and General State Charges exceeded the May Financial Plan by $497 million and $376 million, respectively, primarily as a result of these agreements. Lower spending for local assistance ($166 million) and transfers for debt service ($45 million), offset, in part, by higher transfers for capital projects ($51 million) and other transfers ($68 million) accounted for the balance of changes from May 2000.

1999-2000 FISCAL YEAR

    The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

    The State reported closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF"), the Debt Reduction Reserve Fund ("DRRF") and the Community Projects Fund ("CPF") which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

    The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-99 FISCAL YEAR

    The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

    The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF closed the fiscal year with a balance of $312 million.

    The closing fund balance excluded $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000. The remaining balance of $521 million in the tax fund reserve account was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1999.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an increase of 6.2 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.57 billion for the 1998-99 fiscal year, an increase of 6.1 percent from 1997-98 levels.

RATING AGENCIES' ACTIONS

    S&P, Moody's and Fitch assigned bond ratings of AA, A2 and AA, respectively, to the State's general obligation bonds as of June 26, 2001. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                               PUBLIC AUTHORITIES

    The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

    The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

    In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted.

    Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to provide transit and commuter services.

    Beginning in 1998, the Long Island Power Authority ("LIPA") assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens Counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

                      METROPOLITAN TRANSPORTATION AUTHORITY

    The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro- North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously fuel taxes not previously dedicated to the MTA.

    State legislation accompanying the 2000-01 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years ("2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

    The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new MTA money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major restructuring initiative, which will allow the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

    The 2000-04 Capital Program assumed $1.6 billion in State support using proceeds from State general obligation bonds under a proposed $3.8 billion Transportation Infrastructure Bond Act of 2000 ("Bond Act"), which was defeated by voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

    There can be no assurance that all the necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

                                   LOCALITIES

THE CITY OF NEW YORK

    The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then- applicable GAAP standards in force at that time.

    To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

    For its 1999-2000 fiscal year, which ended June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The City is projecting a substantial surplus for its 2000-02 fiscal year and a balanced budget for 2001-02. However, it forecasts budget gaps in subsequent fiscal years. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the cost of tax reductions enacted since City fiscal year 1994-95 totals over $2.6 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The City has proposed additional tax reductions that would increase the value of the tax reductions to $4.3 billion in the City fiscal year 2004-05.

FISCAL OVERSIGHT

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

MONITORING AGENCIES

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, economic growth in the City has been very strong in recent years, lead by a surge in Wall Street profitability which resulted in increased tax revenues and helped produce substantial surpluses for the City in City fiscal years 1997-98, 1998-99 and 1999-2000. These staff reports also indicate that the City projects a substantial surplus for its fiscal year 2000-01 and a balanced budget for 2001-02. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the cost of recent tax reductions enacted since City fiscal year 1994-1995 totals has increased to over $2.5 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.1 billion by City fiscal year 2004-2005. The City has proposed additional tax reductions that would increase the worth of the reductions to $4.4 billion in City fiscal year 2004-2005.

    Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent Control Board, OSDC and City Comptroller, and IBO staff reports are available by contacting the Control Board at 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC at 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; the City Comptroller at Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller for Public Finance; and the IBO at 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

    To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short- term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1997-98 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-01 totals $200.4 million. The 2000-01 enacted budget also increased General Purpose State Aid for local governments by $11 million to $562 million.

    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs, which in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                                   LITIGATION

GENERAL

    The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter.

    Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments and, could therefore, affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

TAX LAW

    In Tennessee Gas Pipeline Co., Inc. v. Urbach, plaintiff, a natural gas pipeline company, challenged the facial constitutionality of the Natural Gas Import Tax, Tax Law section 189 (as well as the related surcharges imposed by sections 189-a and 189-b) (the gas import tax) as violative of the Commerce Clause of the United States constitution.

    This action was commenced in 1998. By decision and order dated April 28, 1999 the Supreme Court, Albany County, held that plaintiff had not demonstrated that the gas import tax was facially unconstitutional. By decision and order dated May 25, 2000, the Appellate Division, Third Department agreed, declaring that the gas import tax had not been shown to be facially unconstitutional.

    By decision dated May 1, 2001, the Court of Appeals reversed the Appellate Division and declared that the gas import tax was facially unconstitutional. The Court of Appeals found that the gas import tax was not fairly apportioned for Commerce Clause purposes, because it created the possibility of multiple state taxation of interstate gas transactions and thus violated the "internal consistency test."

    In New York Association of Convenience Stores et al. v. Urbach, et al., petitioners New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. are seeking to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed, pursuant to Tax Law Articles 12-A, 20 and 28, on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioners' motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross- appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacCo. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes is "academic." By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On September 2, 1999, petitioners appealed to the Appellate Division, Third Department, from the July 9, 1999 decision and order. On August 3, 2000, the Third Department affirmed the judgment dismissing the petition. By notice of appeal dated August 25, 2000, petitioners appealed to the Court of Appeals from the August 3, 2000 order. On November 30, 2000, the Court of Appeals dismissed petitioners' appeal for lack of a substantial constitutional question. Petitioners have moved for leave to appeal.

LINE ITEM VETO

    In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the Court denied the State's motion to dismiss. On January 27, 1999 the State appealed that order. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order and dismissed the petition. Plaintiff has appealed the July 20, 2000 decision to the Court of Appeals. Oral argument before the Court of Appeals took place on May 3, 2001.

REAL PROPERTY CLAIMS

    The State and certain of its counties have been, and continue to be, the subject of Indian land claims. On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

    In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. On September 25, 2000, the District Court denied the motion to amend the complaint to the extent that it sought to certify a class of individual landowners and granted the motion to add the State as a defendant. The plaintiffs have amended their complaint in accordance with the court's decision. The State has amended its answer to respond to the amended complaint. By order dated February 24, 1999, the District Court appointed a federal settlement master. A conference scheduled by the District Court for May 26, 1999 to address the administration of this case has been adjourned indefinitely. A motion for intervention by the alleged successors to the Brothertown Indians is pending. On April 11, 2001, a scheduling conference was held. Pursuant to the federal magistrate's order of that date, on May 18, 2001, defendant filed a motion to dismiss for failure to join indispensable parties with potential competing claims to the tract claimed by plaintiffs. On that same date, plaintiffs moved to dismiss counter-claims asserted in the answers to the amended complaint, and complaint-and-intervention. The April 11, 2001 order also contemplates that on or before September 4, 2001, plaintiffs will file a motion for partial summary judgment on the issue of liability.

    Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others. In the Cayuga Indian Nation of New York case, by order dated March 29, 1999, the United States District Court for the Northern District of New York appointed a federal settlement master. In October 1999, the District Court granted the Federal Government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. At the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the properties at issue was rendered against the defendants. From July 17, 2000 through August 18, 2000, a bench hearing was held to determine whether prejudgment interest is appropriate and, if so, the amount thereof. In the Canadian St. Regis Band of Mohawk Indians case, the United States District Court for the Northern District of New York has directed the parties to rebrief outstanding motions to dismiss brought by the defendants. The State filed its brief on July 1, 1999. The motions were argued in September 1999. No decision has been rendered on these motions. In Seneca Nation of Indians, by order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. On October 17, 2000, the District Court advised the parties that it would resolve that portion of the case related to the plaintiff's claims of ownership of the islands of the Niagara River on summary judgment motions without a trial. The oral argument was completed on January 30, 2001.

CIVIL RIGHTS CLAIMS

    In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the "State") in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC (S)1983 and the Equal Educational Opportunity Act, 20 USC (S)(S)1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan ("EIP II") to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1998-99 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment.

    In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year. The Second Circuit also found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore vacated the District Court's EIP II order. The Second Circuit, however, remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision.

    On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998. The order directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. On August 24, 1998, the State appealed that order to the Second Circuit. The City of Yonkers and the Yonkers Board of Education cross-appealed to the Second Circuit from that order. By stipulation of the parties approved by the Second Circuit on November 19, 1998, the appeals from the July 27, 1998 order were withdrawn without prejudice to reinstatement upon determination of the State's appeal of the October 14, 1997 judgment discussed above. The appeals were reinstated after the November 16, 1999 Second Circuit decision was issued.

    On April 15, 1999, the District Court issued two additional orders. The first order directed the State to pay to Yonkers an additional $11.3 million by May 1, 1999, as the State's remaining share of EIP costs for the 1997-98 school year. The second order directed the State to pay to Yonkers $69.1 million as its share of the estimated EIP costs for the 1998-99 school year. The State made both payments on April 30, 1999. The State appealed both of the April 15, 1999 orders. On April 17, 2000, the District Court issued an additional order, directing the State to pay to Yonkers $44.3 million as its share of the estimated EIP costs for the 1999-2000 school year. On May 17, 2000, the State appealed that order to the Second Circuit. The appeals of all funding orders discussed in this and the two immediately preceding paragraphs have been consolidated with the May 17, 2000 appeal of the April 17, 2000 order. Argument of the appeals took place on March 21, 2001.

SCHOOL AID

    In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), the plaintiffs challenged the funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

    This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964, and reversed dismissal of the claims under article 11, section 1 of the State Constitution and the implementing regulations of Title VI.

    The trial of this action concluded July 27, 2000. By decision dated January 9, 2001, the trial court held that the education provided for New York City students violates plaintiffs' rights under the State Constitution and the State's method for funding education in the State violates plaintiffs' rights under regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress these constitutional and regulatory violations, setting a deadline of September 15, 2001 to implement these reforms. The State appealed. On April 5, 2001, the Appellate Division, Third Department, ordered that the appeal be perfected for its October 2001 term and that the statutory stay against enforcement of the judgment would remain in place provided the appeal was so perfected.

MEDICAID

    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

    In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County). In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the grounds that its use without such additional assessment violated federal Medicaid law and the Americans with Disabilities Act. The State appealed from the April 19, 1999 order and on July 12, 1999 argued the appeal before the Second Circuit. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction. On October 20, 1999, petitioners filed a request for rehearing en banc.

    Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law (S) 2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law (S)(S) 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997, enforced the terms of the decision. The State appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999 the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the State appealed that order to the Court of Appeals. In a decision entered December 16, 1999, the Court of Appeal reversed the decision below and upheld the constitutionality of the assessments. On May 15, 2000, plaintiffs filed a petition for certiorari with the United States Supreme Court seeking to appeal the December 16, 1999 decision. The State chose not to file any responding papers.

    In Dental Society, et al. v. Pataki, et al., (United States District, Northern District of New York, commenced February 2, 1999), plaintiffs challenge the State's reimbursement rates for dental care provided under the State's dental Medicaid program. Plaintiff's claim that the State's Medicaid fee schedule violates Title XIX of the Social Security Act (42 U.S.C. (S) 1396a et seq.) and the federal and State Constitutions. On June 25, 1999, the State filed its answer. The parties have entered into a settlement agreement dated May 8, 2000 that will increase Medicaid dental reimbursement rates prospectively over a four-year period, beginning June 1, 2000.

SOCIAL SECURITY DISABILITY BENEFITS

    In Muller v. State, claimant, a former inpatient of a state-operated mental health facility, challenges the use of Social Security disability benefits paid to the facility's director as her representative payee to pay the cost of claimant's care and treatment at the facility as a violation of the provisions of the Mental Hygiene Law and the State and federal constitutions.

    This action was commenced in 1991. In 1998, the Court of Claims granted claimant's motion for summary judgment against the State. On appeal, the Supreme Court, Appellate Division, Fourth Department, affirmed the decision of the court below. The State's motion for leave to appeal is now pending before the Court of Appeals.

SHELTER ALLOWANCE

    In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), the plaintiffs alleged that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through DSS regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgment was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State appealed to the Appellate Division, First Department, from each and every provision of this judgment except that portion directing the continued provision of interim relief. By decision and order dated May 6, 1999, the Appellate Division, First Department, affirmed the July 25, 1997 judgment. By order dated July 8, 1999, the Appellate Division denied the State's motion for leave to appeal to the Court of Appeals from the May 6, 1999 decision and order. By order dated October 14, 1999, the Court of Appeals dismissed the State's leave to appeal.

FOOD STAMP PROGRAM

    In an action commenced April 5, 1999 by New York and several other states against the Federal Government (State of Arizona, et al. v. Shalala, et al., United States District Court, District of Columbia), the plaintiffs challenged a federal directive which requires states to change their method of allocating costs associated with the Food Stamp program. On July 29, 1999, plaintiffs moved for summary judgment. On September 23, 1999, defendant cross-moved for summary judgment. In a decision dated October 23, 2000, the District Court denied the plaintiff's motion and granted defendant's motion to dismiss the case.

PROPRIETARY SCHOOLS

    In an action unsealed in February, 1996, the relator claims, inter alia, that the State violated the Federal False Claims Act, 31 USC (S)3729, et seq. (United States ex rel. Long v. SCS Business and Technical Institute, Inc., et al., United States District Court, District of Columbia). On March 29, 1999, the District of Columbia Circuit Court reversed a decision by the District Court and granted the State's motion to dismiss the action. On May 30, 2000, the United States Supreme Court denied the petition of the United States for certiorari.

                                   APPENDIX C:
                        DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                            FOUR HIGHEST BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

              DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES'
                            FOUR HIGHEST BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changed circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         DESCRIPTION OF FITCH, INC.'S
             FOUR HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS

    When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

    Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+." The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is in the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    "+" OR "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                      RATINGS OF STATE AND MUNICIPAL NOTES

    In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade ("MIG") and are divided into three levels -- MIG 1 through MIG 3. The short-term rating assigned to the demand feature of variable rate demand obligations ("VRDOs") is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

              DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES'
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    o Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

    o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

    Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

              DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES'
                       RATINGS OF TAX-EXEMPT DEMAND BONDS

    S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                         DESCRIPTION OF FITCH, INC.'S
             TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS

    A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

    "+" OR "-" may be appended to a rating to denote relative status within major categories. Such suffixes are not added to short-term ratings other than "F1."

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                      TWO HIGHEST SHORT-TERM ISSUER RATINGS

    Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations generally have an original maturity not exceeding one year.

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability of repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

              DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES'
                      TWO HIGHEST COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.